                                             OMB APPROVAL
                                             OMB Number: 3235-0570
                                             Expires: October 31, 2006
                                             Estimated average burden
                                             hours per response. . . . . . .19.3

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number____811-08846_________________________________

________First Focus Funds, Inc._________________________________________________
                           (Exact name of registrant as specified in charter)

______3435 Stelzer Rd. Columbus, OH 43219_______________________________
                  (Address of principal executive offices)            (Zip code)

_______3435 Stelzer Rd. Columbus, OH 43219__________________________________
                                      (Name and address of agent for service)

Registrant's telephone number, including area code:___800-662-4203______________

Date of fiscal year end:____3/31/04_________________

Date of reporting period:___3/31/04________________

   Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

   A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

      Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

FIRST FOCUS
   FUNDS

SHORT-INTERMEDIATE BOND FUND
INCOME FUND
NEBRASKA TAX-FREE FUND                          FIRST FOCUS FUNDS
COLORADO TAX-FREE FUND                            ANNUAL REPORT
BALANCED FUND                                     MARCH 31, 2004
CORE EQUITY FUND
GROWTH OPPORTUNITIES FUND
SMALL COMPANY FUND
INTERNATIONAL EQUITY FUND


                           VALUE. STABILITY. SERVICE.

Notice to Investors
Shares of First Focus Funds are:

        - ARE NOT FDIC INSURED - MAY LOSE VALUE - HAVE NO BANK GUARANTEE

First Focus Funds are distributed by BISYS Funds Services, which is not affiliated with First National Bank or any of its affiliates.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

TABLE OF CONTENTS

Shareholder Letter ...............................................          1
Management Discussion and Analysis ...............................          2
Schedule of Portfolio Investments ................................         22
Statement of Assets and Liabilities ..............................         44
Statements of Operations .........................................         46
Statements of Changes in Net Assets ..............................         48
Financial Highlights .............................................         54
Notes to Financials ..............................................         56
Directors and Officers ...........................................         66
Auditor's Letter .................................................         67

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS


MARCH 31, 2004

DEAR SHAREHOLDER,

After starting out the new Millennium with a "thud", Global Markets sprang to life in 2003 and early 2004. The combination of low interest rates, prospects for an improving U.S. economy, and the perception of at least some action in the war on terror in March (invasion of Iraq) helped to buoy the spirits of investors and entice them back to the markets. From March 31, 2003, through March 31, 2004, the Dow Jones Industrial Average(1) and the S&P 500 Index(1) both gained over 30%. The Russell 2000(R) Index(1), a proxy for smaller capitalization companies, returned 63.83% for the same period. The MSCI EAFE Index(1), measuring the performance of non-U.S. stocks in developed economies around the world, returned 58.15%. Even bonds performed well, with the Lehman Brothers U.S. Aggregate Bond Index(1) returning 5.40% in an environment with very little, if any, inflation.

The greatest danger to any portfolio lies in looking back to make judgments about decisions moving forward. As we look out on the investment horizon, we see many changes ahead. Commodity prices have been on the rise for almost a year now, the result of an improving global economy, and the potentially insatiable appetite that China, the fastest growing economy in the world, has for raw materials. For the same reasons, it looks as though $30.00+ barrel oil is here to stay. In constant 2004 dollars, $1.80 to $2.00 per gallon gas is in the mid-range of cost to the consumer over the last 30 years. Still, this will tend to act as a "tax" on the economy, as consumers spend more money at the pump. (The actual highest average price paid for a gallon of gas in constant 2004 dollars occurred in 1981, topping out at $3.00 per gallon.) The potential for a terrorist attack on U.S. soil is unfortunately a reality we as a country will be dealing with for many years to come.

After being in a secular declining interest environment for over 20 years, it appears that interest rates could be headed higher. As the US economy improves, the need for artificially low rates should abate. With higher commodity prices, comes the potential for some inflation. Signs of this were evident in the first couple of weeks of April, as the yield on the 10-year treasury spiked from 3.7% to almost 4.4%. Although rates should stay very attractive from a long-term perspective, it is almost a forgone conclusion that Mr. Greenspan will have to start raising interest rates at some point in the near-term to counter this building inflationary threat.

Higher interest rates mean lower price to earnings ratios(1) for stocks, which takes some of the "sizzle" out of the equity markets. In general, we may be in an environment for some time where gains from stocks come from their ability to grow their earnings. This type of environment tends to favor well-established, higher quality companies with more predictable earnings patterns. Study after study by some of Wall Street's top investment houses, including Goldman Sachs and Merrill Lynch, have shown that over long periods of time, higher quality companies will outperform their lower quality counter-parts by a substantial margin. This is the opposite of what we've seen over the last four to five quarters.

No one has a crystal ball. However, based on these variables, perhaps it is time to take a fresh look at our portfolios and expectations. Although always possible, it is hard to make a case that 2004 will see equity returns in the 30-60% range. It is equally hard to believe that bond investors will get much more than "coupon rates" on their investments for some time to come. Perhaps there has been no better time in recent memory to follow the number one rule in investing - diversify!(1) It is hard to make a really strong argument that any one category looks substantially better than the other. In such an environment, hedging your bets would seem to make great sense.

/s/ Stephen Frantz
----------------------------
Stephen Frantz
Chief Investment Officer
sfrantz@fnni.com

DISCLOSURES(1)

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

S&P 500 INDEX measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

THE RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values.

THE MSCI EAFE INDEX is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar denominated and nonconvertible, investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

Investors cannot invest directly in an index, although they can invest in the underlying securitires.

THE PRICE/EARNINGS (P/E) RATIO is the price of a stock divided by its historical earnings per share.

DIVERSIFICATION does not guarantee a profit nor protect against a loss.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS SHORT/
INTERMEDIATE BOND FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MANAGER COMMENTARY

The First Focus Short/Intermediate Bond Fund invests at least 80% of its total assets in investment grade fixed income securities. We plan to maintain a weighted average maturity between two and five years in the portfolio.

As of March 31, 2004, the portfolio's composition was 30.8% U.S. Treasury securities, 28.1% U.S. Government agency securities, 39.4% corporate bonds, and 1.7% cash equivalents. The overall weighted average credit quality of the securities in the portfolio was Aa(1) (as rated by Moody's), while the weighted average maturity was 4.09 years.(1)

The past 12-months were a roller coaster ride for most bond market investors. The year began with the onset of the Iraq War and intense geo-political uncertainty. The domestic economy was showing signs of modest improvement, and consistent with the improving equity market, most economists were predicting relatively strong GDP(1) growth for the year. This tug-of-war between global uncertainty and improving economic fundamentals became even more complex when the Federal Reserve cut their benchmark overnight lending rate to 1% in June 2003, citing "disinflationary pressures." As fears of deflation spread, interest rates continued their descent and bond prices rallied strongly through the summer of 2003. Not long thereafter, interest rates reversed course and headed higher as investors sensed that the deflation scare was premature. This back-and-forth continued for most of the year as the market tried to decipher whether the strengthening economy could bring back inflation, or whether global uncertainties would derail the fragile recovery and send interest rates lower.

From March 2003 to March 2004, Treasury rates were only slightly higher across most of the yield curve. It was no surprise, therefore, that the clear-cut winner for the year was the credit sector. As the equity market rallied and the economy showed improvement, corporate bond yields fell relative to Treasury yields, and corporate bonds returned over 9% for the year. Most of the strong performance in the corporate bond market came from lower-rated credits, as investors became much less risk-averse and sought the higher yields of lower quality debt.

The First Focus Short/Intermediate Fund underperformed the Lehman Brothers U.S. Intermediate Gov't./Credit Index for the 12-months ended March 31, 2004. As mentioned above, the bond market was driven primarily by the strong price appreciation of lower-quality corporate bonds. The Fund was not exposed to this sector to the degree of the benchmark, reflecting our bias towards higher-quality credits, and therefore returned less than the benchmark. That said, we continue to believe that over the longer-term, careful relative value analysis and a focus on quality companies should deliver above-average performance with minimal risk.

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

GROSS DOMESTIC PRODUCT ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

MOODY'S IS AN INDEPENDENT RATING AGENCY. THE RATINGS REPRESENT AN OPINION ONLY, NOT A RECOMMENDATION TO BUY OR SELL.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS SHORT/
INTERMEDIATE BOND FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

                              First Focus Short/Intermediate       FunLehman Intermediate Govt/Credit Index
                              ------------------------------       ----------------------------------------
Mar. 31, 1994                               10000                                     10000
March 1995                                  10369                                     10449
March 1996                                11174.7                                     11449
March 1997                                11621.7                                     11998
March 1998                                12593.2                                     13159
March 1999                                13298.4                                     14024
March 2000                                13392.9                                     14317
March 2001                                14800.5                                     16058
March 2002                                14986.9                                     16886
March 2003                                  16616                                     18869
March 2004                                17322.2                                     19870

FIRST FOCUS SHORT/
INTERMEDIATE BOND FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

TOTAL RETURN                               AS OF MARCH 31, 2004
-------------------------------------------------------------------
                                               ANNUALIZED*
                                       ----------------------------
                                       1 YEAR     5 YEAR    10 YEAR
First Focus Short/
Intermediate Bond Fund                  4.25%      5.43%     5.65%
Lehman Brothers Intermediate
Government/Credit Bond Index            5.30%      7.22%     7.11%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.


(*) Performance data from the commencement date of December 13, 1992 through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1994. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.
                                                                               3

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS INCOME FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MANAGER COMMENTARY

The First Focus Income Fund invests at least 65% of its total assets in investment grade fixed income securities. We plan maintain a weighted average maturity between five and ten years in the portfolio.

As of March 31, 2004, the portfolio's composition was 8.6% U.S. Treasury securities, 55.5% U.S. Government agency securities, 35.2% corporate bonds, and 0.7% cash equivalents. The overall weighted average credit quality of the securities in the portfolio was Aa1 (as rated by Moody's), while the weighted average maturity was 6.23 years.(1)

The past 12-months were a roller coaster ride for most bond market investors. The year began with the onset of the Iraq War and intense geo-political uncertainty. The domestic economy was showing signs of modest improvement, and consistent with the improving equity market, most economists were predicting relatively strong GDP(1) growth for the year. This tug-of-war between global uncertainty and improving economic fundamentals became even more complex when the Federal Reserve cut their benchmark overnight lending rate to 1% in June 2003, citing "disinflationary pressures." As fears of deflation spread, interest rates continued their descent and bond prices rallied strongly through the summer of 2003. Not long thereafter, interest rates reversed course and headed higher as investors sensed that the deflation scare was premature. This back-and forth continued for most of the year as the market tried to decipher whether the strengthening economy could bring back inflation, or whether global uncertainties would derail the fragile recovery and send interest rates lower.

From March 2003 to March 2004, Treasury rates were only slightly higher across most of the yield curve. It was no surprise, therefore, that the clear-cut winner for the year was the credit sector. As the equity market rallied and the economy showed improvement, corporate bond yields fell relative to Treasury yields, and corporate bonds returned over 9% for the year. Most of the strong performance in the corporate bond market came from lower-rated credits, as investors became much less risk-averse and sought the higher yields of lower quality debt. The mortgage sector was the weakest performer over the past year, with a total return of around 4%. The general decline in interest rates, combined with a high degree of volatility, led to faster mortgage prepayments and lower total return for mortgage-backed securities.

The First Focus Income Fund underperformed the Lehman Brothers U.S. Aggregate Bond Index over the past year. As mentioned previously, the bond market was driven primarily by the strong price appreciation of lower-quality corporate bonds. The Fund was not exposed to this sector to the degree of the benchmark, reflecting our bias towards higher-quality credits, and therefore returned less than the benchmark. In addition, the Fund's mortgage portfolio was more sensitive to principal prepayments than the benchmark, which negatively impacted relative return in an environment of increasing prepayment speeds.(1)

We continue to believe that over the longer-term, a focus on quality credits and careful relative value analysis in the corporate and mortgage sectors could help to deliver above-average performance with minimal risk.

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

GROSS DOMESTIC PRODUCT ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

MOODY'S IS AN INDEPENDENT RATING AGENCY. THE RATINGS REPRESENT AN OPINION ONLY, NOT A RECOMMENDATION TO BUY OR SELL.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
INCOME FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

                        First Focus Income Fund       Lehman US Aggregate Bond Index
                        -----------------------       ------------------------------
Mar. 31, 1994                    10000                           10000
March 1995                       10357                           10499
March 1996                     11325.4                           11631
March 1997                     11699.1                           12203
March 1998                     13060.9                           13665
March 1999                     13835.4                           14552
March 2000                     13582.2                           14825
March 2001                     15023.3                           16682
March 2002                     15721.9                           17574
March 2003                     17418.3                           19628
March 2004                     18158.5                           20689

FIRST FOCUS
INCOME FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

 TOTAL RETURN                                  AS OF MARCH 31, 2004
----------------------------------------------------------------------
                                                   ANNUALIZED*
                                           ---------------------------
                                           1 YEAR   5 YEAR     10 YEAR
First Focus
Income Fund                                 4.25%    5.59%       6.15%
Lehman Brothers U.S.
Aggregate Bond Index                        5.40%    7.29%       7.54%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1994. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman U.S. Aggregate Bond Index is an unmanaged market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar denominated and nonconvertible, investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The index was introduced in 1972 and it combines the Lehman U.S. Government/Credit Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS

FIRST FOCUS NEBRASKA
TAX-FREE FUND

INVESTMENT CONCERNS

Because the the First Focus Nebraska Tax-Free Fund is non-diversified and invests primarily in Nebraska municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Nebraska municipal securities.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MANAGER COMMENTARY

The First Focus Nebraska Tax-Free Fund invests at least 80% of its total assets in investment grade municipal securities which generate income exempt from both Federal and Nebraska state income taxes. We plan to maintain a weighted average maturity between five and fifteen years in the portfolio.

As of March 31, 2004, the portfolio was 96.7% invested in Nebraska municipal securities and 3.3% in cash equivalents. The overall weighted average credit quality of the securities in the the portfolio was A1 (as rated by Moody's), while the weighted average maturity was roughly 6 years.(1)

The past 12-months were a roller coaster ride for most bond market investors. The year began with the onset of the Iraq War and intense geo-political uncertainty. The domestic economy was showing signs of modest improvement, and consistent with the improving equity market, most economists were predicting relatively strong GDP(1) growth for the year. This tug-of-war between global uncertainty and improving economic fundamentals became even more complex when the Federal Reserve cut their benchmark overnight lending rate to 1% in June 2003, citing "disinflationary pressures." As fears of deflation spread, interest rates continued their descent and bond prices rallied strongly through the summer of 2003. Not long thereafter, interest rates reversed course and headed higher as investors sensed that the deflation scare was premature. This back-and-forthcontinued for most of the year as the market tried to decipher whether the strengthening economy could bring back inflation, or whether global uncertainties would derail the fragile recovery and send interest rates lower.

From March 2003 to March 2004, Treasury rates were only slightly higher across most of the yield curve. Interest rates on municipal securities, on the other hand, fell relative to Treasuries. Municipal rates as a percent of Treasuries were at very high levels a year ago, indicating the potential for solid total return in the sector going forward. The strengthening economy also led to expectations of improved municipal finances, and thus greater demand for municipal securities.

The First Focus Nebraska Tax-Free Fund underperformed the Lehman Brothers Municipal Bond Index over the past year. The primary reason for the performance difference is due to the great variation in the composition of the Fund versus the benchmark. The benchmark is invested in municipal securities across the United States, where each state has different tax situations, legal guidelines and supply/demand considerations. Nebraska municipal bonds underperformed the rest of the nation, likely due to lower yields.(1)

The Fund has reduced the average maturity of the portfolio to better protect against rising interest rates, and continues to diversify holdings in an effort to improve total return and to help reduce potential risk.(1)

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

GROSS DOMESTIC PRODUCT ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

MOODY'S IS AN INDEPENDENT RATING AGENCY. THE RATINGS REPRESENT AN OPINION ONLY, NOT A RECOMMENDATION TO BUY OR SELL.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS NEBRASKA
TAX-FREE FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

                        First Focus Nebraska Fund   Lehman Municipal Bond Index
                        -------------------------   ---------------------------
Mar. 31, 1994                      10000                        10000
March 1995                         10535                        10743
March 1996                       11167.1                        11644
March 1997                       11557.9                        12278
March 1998                         12337                        13593
March 1999                       12433.2                        14436
March 2000                       12834.8                        14425
March 2001                       14034.8                        16000
March 2002                       14426.4                        16610
March 2003                       15729.1                        18252
March 2004                         16407                        19322

FIRST FOCUS NEBRASKA
TAX-FREE FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

TOTAL RETURN                               AS OF MARCH 31, 2004
-------------------------------------------------------------------
                                              ANNUALIZED*
                                     ------------------------------
                                     1 YEAR       5 YEAR    10 YEAR
First Focus Nebraska
Tax-Free Fund                         4.31%        5.70%      5.08%
Lehman Brothers
Municipal Bond Index                  5.86%        6.00%      6.81%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1994. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers Municipal Bond Index is an unmanaged broad-based total return index comprised of 8,000 investment grade, fixed rate, tax-exempt securities, with a remaining maturity of at least one year, including state and local general obligation, revenue, insured and pre-refunded bonds. Securities are selected from issues larger than $50 million dated since January 1984. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS COLORADO
TAX-FREE FUND

INVESTMENT CONCERNS

Because the the First Focus Colorado Tax-Free Fund is non-diversified and invests primarily in Colorado municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Colorado municipal securities.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MANAGER COMMENTARY

In March 2004, we finally saw the strong jobs report that the economic recovery had been waiting for, with an increase of 308,000 new jobs in the national economy. The previous lack of firm growth in jobs had hindered faith in the recovery, and the bond market has been on somewhat of a roller coaster ride over the last 12 months. Yields fluctuated widely during that time, with July being an especially difficult month. The 10-year insured municipal bond yield rose from 2.96% in mid-June to 4.2% by mid-August. Bond prices move in the opposite direction of yields, and during the following months, the market re-gained strength and the yield fell back down to 3.25% by mid-March 2004. However, in anticipation of a stronger employment report, bond prices fell again in the last 2 weeks of the month, and the yield moved back up to 3.67% by March 31, 2004.

Colorado's economic recovery has followed the nation's, and state economists expect the employment picture to improve, with the state unemployment rate expected to decrease from an average of 6% in 2003 to around 5.7% in 2004. The largest gains in employment so far have been in the service industry, particularly the financial services market. The high tech industry, which is prevalent in Colorado, has also begun to add jobs. On the inflation front, due to lower rent and home costs, inflation in the state was low in 2003, with the core inflation rate for the state the lowest on record. Housing costs make up 1/3 of the inflation rate, so unless housing increases dramatically, inflation is expected to remain low in 2004.

Colorado municipal bond issuance was just over $4 billion dollars in 2003, about the same level as that experienced in 2002. The largest issues were for City and County of Denver projects, the Colorado Department of Transportation, and 2 of Denver's largest school districts.

The First Focus Colorado Tax-Exempt Fund is well-diversified across Colorado's municipal sectors, and we continue to maintain our focus on high-quality municipal bonds, most of which are insured, resulting in an average credit rating of AAA (as rated by Standard & Poor's). We continue to believe that the strongest value for bonds is in the intermediate range and while the fund underperformed the Lehman Brothers 7-Year Municipal Bond Index for the 12 month period, we believe most of this is due to the fact that the duration of the fund was slightly higher than that of the index for most of the period. Our modified duration as of March 31, 2004 was 5.39 years, on the lower end of the intermediate range. While we prefer not to make bets on interest rates, we believe the underlying strength of the economy could result in higher inflation, and we will therefore continue to watch for opportunities to reduce the duration moderately, and expect our performance against the index to improve.(1)

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

STANDARD & POOR'S IS AN INDEPENDENT RATING AGENCY. THE RATINGS REPRESENT AN OPINION ONLY, NOT A RECOMMENDATION TO BUY OR SELL.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS COLORADO
TAX-FREE FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

               First Focus Colorado Tax Free      Lehman Brothers 7-Year Municipal Bond Index
               -----------------------------      -------------------------------------------
MARCH 2000                10000                                     10000
MARCH 2001                10076                                     10080
MARCH 2002                10300                                     10435
MARCH 2003                11353                                     11537
MARCH 2004                11826                                     12183

FIRST FOCUS COLORADO
TAX-FREE FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

   TOTAL RETURN                           AS OF MARCH 31, 2004
---------------------------------------------------------------------
                                                ANNUALIZED*
                                      -------------------------------
                                                              SINCE
                                      1 YEAR      3 YEAR    INCEPTION
First Focus Colorado
Tax-Free Bond Fund                    4.16%        5.50%       5.63%
Lehman Brothers 7-Year
Municipal Bond Index                  5.60%        6.52%       6.61%**

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**)The since inception data for the Lehman Brothers 7-Year Municipal Bond Index was run from 2/28/01, the closest possible date.

     This chart assumes an initial investment of $10,000 made on March 9, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
BALANCED FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

The year just passed provided stock market investors badly needed relief after a brutal three year bear market in share prices. The major market indices posted strong advances ranging from 35.55% for the Dow Jones Industrial Average(1) to 35.10% for the Standard & Poors 500 Index. Bonds, on the other hand, after providing strong returns during the bear market in stocks, returned to stable values, reflecting the bottoming of interest rates. The Lehman Brothers U.S. Government/Credit Bond Index had a 6.15% return for the year ended March 31, 2004. The First Focus Balanced Fund had a 29.80% return for the year, a good result compared to other funds that invest in both stocks and bonds. The Lipper Balanced Fund Average(1) showed a return of 23.88% for the average balanced fund.

Economic activity began accelerating in April of 2003, and continued to pick up steam as the year progressed. U.S. corporations, after three years of cutting costs, saw tremendous productivity gains as sales began to increase. Corporate earnings rose rapidly in this environment, posting gains of 20% to 30% compared to the prior year. Share prices rose by similar amounts to reflect the higher intrinsic value of companies in a growing economy.

Cyclical companies that were levered to increasing economic activity performed particularly well with manufacturers, consumer discretionary, technology and home building outperforming a strong market. Stocks in the Balanced Fund that did especially well included International Game Technology, Plantronics, Symantec, Cognizant Technology Solutions, Cerner Corporation, Toll Brothers, and Carnival Corporation. Stocks held by the fund that did not perform well relative to the market included Swift Transportation, XL Capital Ltd., Darden Restaurants, Emcor Group, FTI Consulting, Prepaid Legal Services and LaBranche & Company.(1)

As interest rates reached a bottom, returns from bonds were limited to interest payments after several years of appreciating bond values. Corporate Bonds did well relative to other sectors of the bond market, with lower rated bonds doing particularly well. To take advantage of this strong relative performance the Balanced Fund has taken gains in many of its lower rated corporate bonds to improve credit quality of the bond portfolio.

The First Focus Balanced Fund continues to emphasize common stocks in our asset allocation. Very good economic activity and strong corporate profits combined with the likelihood of rising interest rates has kept the fund managers focused on reducing risks wherever possible, while positioning the Fund to participate if the stock market should resume rising with the economy.

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

THE LIPPER BALANCED FUND AVERAGE is comprised of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

ANNUAL REPORT 2004                                              FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                              FUNDS

FIRST FOCUS
BALANCED FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

                First Focus Balanced Fund     S&P Composite Index      Lehman US Gov't/Credit Index   Russell Mid-Cap Index
                -------------------------     -------------------      ----------------------------   ---------------------
Aug. 6, 1996               10000                      10000                         10000                     10000
March 1997                 10615                    11587.3                       10420.9                     11024
March 1998               12984.3                    17144.9                       11669.9                   15888.7
March 1999               12505.1                    20314.6                       12427.4                   15712.9
March 2000               11741.1                    23957.3                       12660.1                   20547.6
March 2001               12692.1                    18766.8                       14246.5                   18084.4
March 2002               13212.5                    18812.6                       15008.3                   19878.1
March 2003               12130.4                    14155.9                       16762.1                   15604.2
March 2004               15745.2                    19124.5                       17668.1                     23536

FIRST FOCUS
BALANCED FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

 TOTAL RETURN                                AS OF MARCH 31, 2004
--------------------------------------------------------------------
                                                ANNUALIZED*
                                       -----------------------------
                                                             SINCE
                                       1 YEAR     5 YEAR   INCEPTION
First Focus
Balanced Fund                          29.80%       4.72%      6.11%
Lehman Brothers U.S.
Government/Credit Bond Index            6.15%       7.56%      7.72%
S&P 500 Index                          35.10%     - 1.20%      8.84%
Russell Mid-Cap(R) Index               50.83%       8.42%     11.83%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is August 6, 1996.

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on August 6, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman U.S. Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

     The S&P 500 Index is an unmanaged index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The Russell Mid-Cap(R) Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
CORE EQUITY FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

In the year ended March 31, 2004 the First Focus Core Equity Fund returned 30.11% versus the gain of 35.10% generated by the S&P 500 Index and 40.82% experienced by the Russell 1000(R) Value Index. Following three years of negative returns in the broad equity markets, the past year's strong recovery was a welcome change. Since the market began to slide in March of 2000, the S&P 500 has lost 20.1% while the Russell 1000(R) Value has gained 13.8%, with annualized returns of -5.5% and 3.3%, respectively. Over the same time period, the First Focus Core Equity Fund returned 15.73% (3.72% annualized).

Last year's underperformance relative to the S&P 500 was largely attributable to the performance of our securities in the Consumer Discretionary and Financial sectors. Our Discretionary stocks were only up about 10% compared with around 40% for the Index, while our Financial stocks were up 26%, less than the 45% from the Index. Our holdings in Newell Rubbermaid (down 15%) and Mattel (down 16%) accounted for much of the Discretionary sector shortfall. Early in the market rally, brokers/investment banks and life insurers, whose operations are leveraged to the equity markets, delivered strong performance. The Fund had less exposure to these industries and was overweight in the specialty finance group, including Fannie Mae (up 17% for the year) and Freddie Mac (up 13%).(1)

Similar factors impacted our performance relative to the Russell 1000(R) Value Index, only a bit more pronounced. Though our Financials are at about a market weight relative to the S&P 500, we are underweight versus the Russell 1000(R) Value, which we estimate is over one-third of the Index. Our outlook for higher interest rates going forward continues to support being underweight this sector, though it penalized performance in the year just ended.

THE PORTFOLIO

During the year ended March 31, we decreased the number of companies held in the Fund from 52 to 50. Our sector weightings remained relatively unchanged from last year.(1)

We initiated positions in Omnicom Group, Kraft Foods, and H&R Block. Omnicom is one of the largest advertising and marketing services companies in the world. The company employs a consistent and disciplined approach to its business and has a highly regarded management team. Omnicom has shown improving fundamentals, and shares were added at an attractive entry point.(1)

Concord EFS is a processor of credit, debit, and other electronic payments and owns the STAR brand ATM network. First Data Corp. (a core holding of the Fund) entered into a merger agreement with Concord that was met by regulatory concerns. At the time, we felt the companies would address the issues prior to a ruling by the Department of Justice. A mutual agreement was not found, and following the DOJ's lawsuit to block the merger, the speculative nature of the holding removed the compelling risk-reward relationship that had existed, and we subsequently eliminated the position.

Kraft Foods stable of powerful brands including its namesake Kraft brand, Nabisco, Oscar Mayer, Maxwell House, Post, Jell-O, Philadelphia, and others award it an enviable position among competitors and customers alike. The company has a strong management team and a history of developing leaders, some of which have gone on to run other public companies including Mattel, Gillette, and Quaker Oats (now part of PepsiCo). Kraft also generates significant free cash flow, which it uses to make acquisitions, pay down debt, repurchase shares, and pay dividends.

Our last addition, H&R Block, has one of the most recognizable franchises in the commercial services industry. Its presence in the tax preparation field provides a solid footing to expand its financial offerings by further developing its client relationships. We feel that the market does not fully appreciate Block's other businesses including mortgage services, investments, and business services. Over time, we envision the shares will more accurately reflect the value we see in the company.

Over the past year, we also eliminated our holdings in Interpublic Group, FleetBoston Financial, TECO Energy, Motorola, and the Walt Disney Company. Proceeds from the sale of Interpublic Group were reinvested in Omnicom. FleetBoston was sold following Bank of America's offer to purchase the company at a substantial premium to the stock's average price over the prior three years (the Core Equity Fund still retains a position in Bank of America). TECO Energy was eliminated due to deteriorating fundamentals, particularly regarding its debt exposure. Motorola displayed strong performance following the announcement by CEO Chris Galvin that he was leaving the company. Former Sun Microsystems executive Ed Zander was later announced as his replacement, and while he was greeted with enthusiasm, many of the industry challenges that plagued Galvin remain. Finally, Disney also traded up strong following the hostile takeover bid made by Comcast. With the corporate governance issues still confronting CEO and then-chairman Michael Eisner, we elected to sell the position.

At March 31, 2004, 94.9% of the portfolio was invested in equities with the balance in cash equivalents. The portfolio held positions in 50 companies across all economic sectors. The weighted average dividend yield of the companies in the portfolio was 2.0% versus the Standard & Poor's 500 Index yield of 1.6%. We will continue to look for opportunities to improve the composition of the portfolio by identifying those companies with sound fundamentals, strong management, and shares trading at attractive valuations.(1)

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
CORE EQUITY FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

                        First Focus Core Equity Fund  S&P 500 Composite Index  Russell 1000 Value Index
                        ----------------------------  -----------------------  ------------------------
March 1994                          10000                      10000                    10000
March 1995                          11804                      11554                    11126
March 1996                        14422.1                      15259                    14852
March 1997                        16594.1                      18284                    17536
March 1998                        21401.4                      27053                    25809
March 1999                          19456                      32054                    27109
March 2000                        17732.2                      37802                    28827
March 2001                        19118.9                      29612                    28905
March 2002                        20388.4                      29685                    30173
March 2003                        15772.4                      22337                    23296
March 2004                        20521.5                      30177                    32805

FIRST FOCUS
CORE EQUITY FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

TOTAL RETURN                              AS OF MARCH 31, 2004
----------------------------------------------------------------------
                                               ANNUALIZED*
                                    ----------------------------------
                                    1 YEAR          5 YEAR     10 YEAR
First Focus
Core Equity Fund                    30.11%           1.07%       7.45%
S&P 500 Index                       35.10%         - 1.20%      11.68%
Russell 1000(R)
Value Index                         40.82%           3.89%      12.61%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) Performance data from the commencement date of December 13, 1992 through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period;

     This chart assumes an initial investment of $10,000 made on March 31, 1994. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Russell 1000(R) Value Index is an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
GROWTH OPPORTUNITIES FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

The year just passed provided stock market investors with badly needed relief after a brutal three year bear market in share prices. The major market indices posted strong advances ranging from 35.55% for the Dow Jones Industrial Average(1) to 35.10% for the S&P 500 Index. The First Focus Growth Opportunities Fund had a 43.14% return for the year. The Russell Mid-Cap Index returned 50.83% and the Standard & Poors MidCap 400 Index returned 49.10% for the period. The First Focus Growth Opportunities Fund invests in small, medium and large size companies, investing at least 50% of assets in companies that fall into the Mid-Cap, or medium size range. Having a portion of the Fund invested in larger companies was primarily responsible for the Growth Opportunities Fund delivering returns that were not as high as the pure Mid-Cap indexes in the past year.

Economic activity began accelerating in April of 2003, and continued to pick up steam as the year progressed. U.S. corporations, after three years of cutting costs, saw tremendous productivity gains as sales began to increase.

Corporate earnings rose rapidly in this environment, posting gains of 20% to 30% compared to the prior year. Share prices rose by similar amounts to reflect the higher intrinsic value of companies in a growing economy.

Cyclical companies that were leverage to increase economic activity performed particularly well with manufacturers, consumer discretionary, technology and home building outperforming a strong market. Stocks in the Growth Opportunities Fund that did especially well included International Game Technology, Plantronics, Symantec, Cognizant Technology Solutions, Cerner Corporation, Toll Brothers, and Carnival Corporation. Stocks held by the fund that did not perform well relative to the market included Swift Transportation, XL Capital Ltd., Darden Restaurants, Emcor Group, FTI Consulting, Prepaid Legal Services and LaBranche & Company.(1)

The Growth Opportunities Fund continues to keep the emphasize on economically sensitive stocks, believing the economic expansion may continue. Very good economic activity and strong corporate profits combined with the likelihood of rising interest rates has kept the Fund managers focused on reducing risks wherever possible, while positioning the Fund to participate if the stock market should resume rising with the economy.(1)

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
GROWTH OPPORTUNITIES FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

                First Focus Growth Opportunities Fund     S&P 500 Composite Index  S&P MidCap 400 Index   Russell MidCap Index
                -------------------------------------     -----------------------  --------------------   --------------------
March 1994                      10000                                10000                  10000               10000
March 1995                      11570                                11554                  10843               11139
March 1996                    14888.3                                15259                  13932               14382
March 1997                    16570.7                                18284                  15411               16010
March 1998                    22423.4                                27053                  22969               23075
March 1999                    21463.7                                32054                  23072               22820
March 2000                      25911                                37802                  31859               29841
March 2001                    25553.4                                29612                  29642               26264
March 2002                    27745.9                                29685                  35241               28869
March 2003                    21852.6                                22337                  26977               22662
March 2004                    31279.9                                30177                  40222               34181

FIRST FOCUS
GROWTH OPPORTUNITIES FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

TOTAL RETURN                                 AS OF MARCH 31, 2004
-------------------------------------------------------------------
                                              ANNUALIZED*
                                     ------------------------------
                                     1 YEAR       5 YEAR    10 YEAR
First Focus
Growth Opportunities Fund            43.14%         7.82%   12.08%
S&P 500 Index                        35.10%       - 1.20%   11.68%
S&P MidCap 400 Index                 49.10%        11.76%   14.93%
Russell Mid-Cap(R) Index             50.83%         8.42%   13.08%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1994. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Russell MidCap(R) Index contains the smallest 800 companies in the Russell 1000(R) Index, as ranked by total market capitalization. The Russell MidCap(R) Index accurately captures the medium-sized universe of securities and represents approximately 34.9% of the Russell 1000(R) total market capitalization.

     The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
SMALL COMPANY FUND

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the year ended March 31, 2004 the First Focus Small Company Fund returned 39.47%, versus a 64.49% returned in the Russell 2000(R) Value Index and 63.83% for the Russell 2000(R) Index. This marks the fourth consecutive year where small cap stocks outperformed its large cap counterparts. The S&P 500 Index(1) returned 33.10% over the same time period.

THE PORTFOLIO

In the past year, we have continued to search for companies with strong qualitative characteristics and solid or improving fundamentals. In doing so we have added three new stocks and eliminated two. On March 31, 2004 the Fund held 59 companies, diversified across the major sectors of the market.(1)

All 10 sectors of the Russell 2000(R) Value returned in excess of 35% for the year ended March 31, 2004 so the underperformance can't be explained by overweight/underweight in any sector of the market. Our underperformance is explained by our fundamental analysis that searches for companies with consistent generation of cash and strong balance sheets. The companies whose stock price outperformed that of the market were distressed companies with weak or deteriorating balance sheets.(1)

Worthington Industries, Inc. was added to the portfolio in August. Worthington participates in three business lines: Processed Steel Products, Metal Framing, and Pressure Cylinders. Worthington benefits from a strong balance of dominant market share and prospects for growth in various fragmented industries. They also boast a strong balance sheet with significant free cash flow to weather a downturn in what have historically been cyclical businesses.(1)

United Bankshares Inc. was an addition to the portfolio in February. United Bankshares is a full service banking operation headquartered in Parkersburg, West Virginia. The bank has 91 full-service offices in West Virginia, Maryland, Ohio, and Washington D.C. United's investment merits include an experienced management team, strong geographical footprint and a long history of consistently low non-performing assets and charge offs.(1)

The final name added to the portfolio was Gold Banc. Gold Banc is a bank holding company headquartered in Leawood, Kansas. The bank has 46 community banks located throughout Kansas, Missouri, Oklahoma and Florida.(1)

Gold Banc Corp. actually set the record for shortest holding period. Silver Acquisition Group, a group of private investors, announced that they would purchase Gold Banc for a 16% premium to the previous days close three days after we took our initial position.(1)

As of March 31, 2004, the portfolio was 91.5% invested in equities and 8.5% in short-term money market investments. We have a long-term goal to maintain minimal cash levels in the mutual fund and we will continue to evaluate both the qualitative and quantitative attributes of various businesses and commit these funds to the equity markets as appropriate investments are discovered.(1)

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

THE S&P 500 INDEX is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

ANNUAL REPORT 2004                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
SMALL COMPANY FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

               First Focus Small Company Fund   Russell 2000 Index   Russell 2000 Value Index
               ------------------------------   ------------------   ------------------------
Jun. 10, 1996               10000                      10000                  10000
March 1997                  10731                    9656.36                  11034
March 1998                13909.5                    13713.4                  15795
March 1999                11108.1                    11484.3                  12315
March 2000                11950.1                    15767.2                  13948
March 2001                14354.5                    13350.4                  16661
March 2002                17648.9                    15217.2                  20617
March 2003                14858.6                      11114                  15819
March 2004                20723.3                    18208.3                  26020

FIRST FOCUS
SMALL COMPANY FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

    TOTAL RETURN                             AS OF MARCH 31, 2004
--------------------------------------------------------------------
                                               ANNUALIZED*
                                      ------------------------------
                                                             SINCE
                                      1 YEAR      5 YEAR   INCEPTION
First Focus
Small Company Fund                    39.47%      13.28%      9.79%
Russell 2000(R) Index                 63.83%       9.66%      7.98%
Russell 2000(R) Value Index           64.49%      16.14%     13.02%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is June 10, 1996

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on June 10, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

     The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

FIRST FOCUS
INTERNATIONAL EQUITY FUND

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the 12 month period to the end of March 2004, the First Focus International Equity Fund posted a positive return of 51.48%. This was an underperformance against the benchmark MSCI EAFE Index, which returned 58.15% for the same period. This underperformance was due entirely to stock selection, with regional allocations during the 12 months proving a positive for performance.

The initial stage of the market rally in April 2003 was led by higher beta stocks in what was originally a relief rally. This had a negative impact on the Fund's relative performance against the benchmark given a bias towards large cap/higher quality stocks. During the 12 month period, the bias within the Fund was towards economically sensitive stocks (i.e. consumer discretionary & industrial stocks) due to our belief that the global economic recovery would gather momentum. Although this was what materialised, the final 3 months of the period under review had a negative impact given the significant sector rotation into defensive sectors (utility & consumer staples) in all global equity markets.

The period began with equity markets bottoming out following a prolonged period of negative performance. The swift resolution to the Iraq war provided the catalyst for markets to rebound strongly in the Second Quarter of 2003. The sustainability of this market rally was ensured given the significant improvement in investor sentiment based on the pick-up in economic momentum as well as better than expected corporate earnings.

During the period, the strongest performing market was Japan (up 70.0%), with the UK market the weakest (up 47.2%). The improving outlook for the Japanese economy saw the market rally strongly during the latter end of the period, whilst the UK market underperformed given the markets defensive characteristics (largely made up of pharmaceutical, domestic financials, and oil companies). Information Technology was the strongest performing sector during the 12 months (up 81.9%) benefiting from an increase in investor risk appetite. In contrast the pharmaceutical sector was the weakest (up 37.4%) again due to the defensive nature of this sector.(1)

Following a strong run for global equities, investor sentiment deteriorated somewhat in the final weeks of March 2004. Geo-political concerns came back to haunt the market following the Madrid bombings, as well as the increasing concern over attacks on U.S. troops in Iraq. With the U.S. economy continuing to drive the global recovery, concerns mounted over the lack of positive news on employment data, and concerns mounted over the sustainability of the recovery. As a result, there was a sell off in markets, as investors shifted towards `safe-haven' assets such as defensive stocks and fixed interest stocks. This was further exacerbated in recent weeks following much stronger data on the employment front, and analyst forecasts for the interest rate upturn in the U.S. shifted to an imminent rise rather than a prolonged period of low rates.(1)

Despite this, the International Equity Fund continues to be overweight in economically sensitive sectors (industrial and capital goods stocks) as we believe that earnings momentum, valuations and our macro view supports these sectors. We are confident that the fundamentals within markets, i.e. the strong economic and corporate earnings growth, will soon be reasserted. We believe that markets are oversold at current levels, and do not subscribe to the view that the turn upwards in the interest rate cycle will lead to a shortening of the economic cycle. As a result our bias within the portfolios remains towards economically sensitive stocks, whilst our regional preferences continue to be biased towards Europe, Japan and Asia.(1)

We believe that as the recovery in the global economy accelerates, so too should that of the Eurozone. The recovery will be driven largely by external factors rather than any dramatic impact on the economy from reforms, although the incremental effect of all the recent developments across Europe will be positive. Germany continues to be the key determinant for European growth, and there is a strong conviction that the economy has turned and momentum is picking up. As confidence builds around Germany, we are confident that the market will surprise the skeptics. This will have a positive impact on all European markets as Germany is the biggest economy in Europe and by definition, a source of sales for most large companies. Investors have much less confidence in the European growth scenario than in the U.S. and as a consequence, Europe has more potential to surprise positively on growth than elsewhere in the world. In tandem with the improving growth picture, valuations remain attractive and we expect to see significant upgrades to earnings, especially in the industrial areas of the market where we have overweight positions.

We have an overweight position in SE Asia and obviously, the impact of China in the region is significant. There has been increased speculation about the strength of the Chinese economy and worries about whether a soft handing can be achieved by the Chinese authorities. We are confident that this will be the case. Economic activity within the region continues to be robust, with a good balance of trade, investment and consumption. The authorities appear to be acting in a corrective manner to stem overheating in the construction industry, whilst at the same time trying to stimulate other more lack lustre areas of the economy, notably the agricultural sector. Further to this, they have targeted the financial sector in order to improve administrative guidelines and required reserves. Based on our current forecasts, trends in earnings revisions and valuations, we believe our market targets will be met, and are retaining our exposure to the region.

DISCLOSURES(1)

PORTFOLIO COMPOSITION IS AS OF MARCH 31, 2004 AND IS SUBJECT TO CHANGE.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                    FUNDS

FIRST FOCUS
INTERNATIONAL EQUITY FUND
RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2004

[LINE GRAPH]

                         First Focus International Fund        Morgan Stanley Capital International EAFE Index
                         ------------------------------        -----------------------------------------------
May 30, 2002                          10000                                         10000
March 2003                             7440                                       7547.15
March 2004                          11270.1                                       11935.7

FIRST FOCUS
INTERNATIONAL EQUITY FUND
PORTFOLIO COMPOSITION AS OF MARCH 31, 2004 (subject to change)

[PIE CHART]

     TOTAL RETURN                             AS OF MARCH 31, 2004
-----------------------------------------------------------------------
                                                  ANNUALIZED*
                                         ------------------------------
                                                                SINCE
                                         1 YEAR               INCEPTION
First Focus
International Equity Fund                 51.48%                 6.73%
Morgan Stanley Capital
International EAFE Index                  58.15%                10.13%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is May 30, 2002.

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on May 30, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Morgan Stanley Capital International EAFE Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                    FUNDS

                     This page was intentionally left blank

ANNUAL REPORT 2004                                                   FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                   FUNDS

                     This page was intentionally left blank

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

SHORT/INTERMEDIATE BOND FUND

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
CORPORATE BONDS 39.4%
             BANKS 4.6%
$  750,000   Bank of New York Co., Inc.,
             6.375%, 4/1/12                 $   851,558
   555,000   Bank One Corp., 10.00%,
             8/15/10                            738,254
 1,000,000   Key Bank, 7.25%, 6/1/05          1,063,753
   350,000   Northern Trust Co., 6.25%,
             6/2/08                             390,654
                                            -----------
                                              3,044,219
                                            -----------
             COMPUTER SERVICES 4.9%
   989,000   Dell Computer, Inc., 6.55%,
             4/15/08                          1,116,053
 1,000,000   First Data Corp., 4.70%,
             11/1/06                          1,062,677
 1,000,000   Oracle Corp., 6.91%, 2/15/07     1,117,734
                                            -----------
                                              3,296,464
                                            -----------
             COSMETICS & TOILETRIES 1.4%
   600,000   Avon Products, Inc., 6.55%,
             8/1/07                             677,172
   190,000   Avon Products, Inc., 7.15%,
             11/15/09                           224,126
                                            -----------
                                                901,298
                                            -----------
             ELECTRIC -- INTEGRATED 1.6%
   950,000   Allete, Inc., 7.80%, 2/15/08     1,088,151
                                            -----------
             FINANCIAL SERVICES 7.9%
   760,000   AMBAC Financial Group, Inc.,
             9.375%, 8/1/11                   1,001,107
 1,000,000   Block Financial Corp., 8.50%,
             4/15/07                          1,164,539
   760,000   Countrywide Home Loan,
             5.625%, 7/15/09                    832,132
 1,150,000   General Electric Capital
             Corp., 3.50%, 8/15/07            1,182,847
   655,000   John Hancock Financial
             Services, 5.625%, 12/1/08          719,674
   420,000   XTRA, Inc., 6.875%, 3/15/06        452,093
                                            -----------
                                              5,352,392
                                            -----------
             FOOD & BEVERAGE 0.7%
   420,000   Conagra Foods, Inc., 9.875%,
             11/15/05                           470,013
                                            -----------
             FOOTWEAR 0.8%
   475,000   Reebok International Ltd.,
             6.75%, 9/15/05                     504,567
                                            -----------
             MEDICAL PRODUCTS/SUPPLIES
             4.9%
 1,005,000   Cardinal Health, Inc., 6.75%,
             2/15/11                          1,174,136
 1,040,000   Guidant Corp., 6.15%, 2/15/06    1,117,015
   810,000   McKesson Corp., 7.75%, 2/1/12      971,082
                                            -----------
                                              3,262,233
                                            -----------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
CORPORATE BONDS (CONTINUED)
             MULTI-LINE INSURANCE 1.9%
$  990,000   General Reinsurance Corp.,
             9.00%, 9/12/09                 $ 1,263,503
                                            -----------
             OIL & GAS EXPLORATION
             SERVICES 3.3%
 1,000,000   Phillips Petroleum Co.,
             6.375%, 3/30/09                  1,137,349
   800,000   United States Steel Corp.,
             9.375%, 2/15/12                  1,052,334
                                            -----------
                                              2,189,683
                                            -----------
             RETAIL 1.2%
   700,000   Limited Brands, Inc., 6.125%,
             12/1/12                            777,046
                                            -----------
             SECURITY BROKERS AND DEALERS
             1.2%
   675,000   Radian Group, Inc., 7.75%,
             6/1/11                             801,047
                                            -----------
             TELEPHONE COMMUNICATION 1.6%
 1,000,000   GTE Corp., 6.36%, 4/15/06        1,081,844
                                            -----------
             TRANSPORTATION SERVICES 1.7%
   990,000   Caliber System, 7.80%, 8/1/06    1,110,140
                                            -----------
             UTILITIES--GAS & PIPELINE
             1.7%
 1,000,000   Wisconsin Electric Power,
             6.625%, 11/15/06                 1,106,229
                                            -----------
Total Corporate Bonds                        26,248,829
                                            -----------
U.S. TREASURY OBLIGATIONS 30.8%
             U.S. TREASURY NOTES 30.8%
 3,300,000   1.50%, 7/31/05                   3,310,827
 4,000,000   4.625%, 5/15/06                  4,249,844
 2,500,000   6.25%, 2/15/07                   2,799,610
 1,200,000   3.25%, 8/15/08                   1,233,797
 3,500,000   6.00%, 8/15/09                   4,039,357
 2,300,000   4.375%, 8/15/12                  2,424,163
   900,000   3.625%, 5/15/13                    894,235
 1,500,000   4.25%, 8/15/13                   1,554,375
                                            -----------
Total U.S. Treasury Obligations              20,506,208
                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 28.1%
             FEDERAL HOME LOAN BANK 7.5%
 2,600,000   2.75%, 11/15/06                  2,642,169
 2,375,000   4.00%, 3/24/11                   2,373,625
                                            -----------
                                              5,015,794
                                            -----------
             FEDERAL HOME LOAN MORTGAGE
             CORPORATION 2.9%
 1,700,000   6.94%, 3/21/07                   1,928,302
                                            -----------

Schedule of Portfolio Investments
March 31, 2004

SHORT/INTERMEDIATE BOND FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------


  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION 17.7%
$2,500,000   5.00%, 1/15/07                 $ 2,691,345
 1,000,000   4.875%, 3/11/07                  1,015,029
 2,600,000   3.50%, 1/28/08                   2,625,025
 2,450,000   5.25%, 1/15/09                   2,691,357
 2,600,000   5.50%, 7/18/12                   2,706,769
                                            -----------
                                             11,729,525
                                            -----------
Total U.S. Government Agency Obligations     18,673,621
                                            -----------
INVESTMENT COMPANIES 1.0%
   669,863   Goldman Sachs Financial
             Square Funds, Treasury
             Obligations Fund                   669,863
                                            -----------
Total Investment Companies                      669,863
                                            -----------
Total (Cost $63,949,192) (a)                $66,098,521
                                            ===========

---------------

Percentages indicated are based on net assets of $66,562,908.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of amortization/accretion recognized for financial reporting purposes of approximately $678,148. Cost for federal income tax purposes differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                     $1,481,259
    Unrealized depreciation                        (10,078)
                                                ----------
    Net unrealized appreciation (depreciation)  $1,471,181
                                                ==========

Ltd. -- Limited

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------


Schedule of Portfolio Investments
March 31, 2004

INCOME FUND

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 55.5%
             FEDERAL HOME LOAN BANK 4.7%
$2,250,000   1.875%, 6/15/06                $ 2,250,907
 2,200,000   3.50%, 11/15/07                  2,268,558
                                            -----------
                                              4,519,465
                                            -----------
             FEDERAL HOME LOAN MORTGAGE
             CORPORATION 13.9%
 2,100,000   5.25%, 1/15/06                   2,232,189
 4,024,936   4.00%, 10/15/18                  4,075,468
 3,878,184   5.50%, 11/1/33                   3,977,569
 2,810,015   6.00%, 1/1/34                    2,921,480
                                            -----------
                                             13,206,706
                                            -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION 34.5%
 4,573,276   3.50%, 9/1/10                    4,639,511
 3,025,000   5.50%, 7/18/12                   3,149,222
 2,358,623   5.50%, 3/1/13                    2,474,820
 2,598,055   5.00%, 4/1/13                    2,688,121
 3,112,612   4.50%, 6/1/13                    3,178,277
 3,094,926   4.50%, 5/1/18                    3,137,365
 3,237,953   5.00%, 5/1/18                    3,332,643
 3,767,009   5.00%, 8/1/18                    3,877,171
 2,000,000   7.125%, 1/15/30                  2,513,054
 3,792,311   6.00%, 10/1/33                   3,948,617
                                            -----------
                                             32,938,801
                                            -----------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION 2.4%
 2,157,000   Government National Mortgage
             Association, 6.00%, 5/20/31      2,256,555
                                            -----------
Total U.S. Government Agency Obligations     52,921,527
                                            -----------
CORPORATE BONDS 35.2%
             AEROSPACE/DEFENSE EQUIPMENT
             1.2%
 1,000,000   United Technologies Corp.,
             6.50%, 6/1/09                    1,146,236
                                            -----------
             BANKS 1.8%
 1,011,000   Bank One Corp., 10.00%,
             8/15/10                          1,344,820
   375,000   Northern Trust Co., 6.25%,
             6/2/08                             418,558
                                            -----------
                                              1,763,378
                                            -----------
             BREWERY 1.4%
 1,150,000   Anheuser-Busch Cos., Inc.,
             7.125%, 7/1/17                   1,327,982
                                            -----------
             COMMERCIAL BANKS -- SOUTHERN
             U.S. 0.7%
   550,000   Southtrust Bank, 6.125%,
             1/9/28                             622,892
                                            -----------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
CORPORATE BONDS (CONTINUED)
             COMPUTER SERVICES 3.5%
$1,125,000   Dell Computer, Inc., 6.55%,
             4/15/08                        $ 1,269,524
 1,225,000   First Data Corp., 4.70%,
             11/1/06                          1,301,780
   700,000   Oracle Corp., 6.91%, 2/15/07       782,414
                                            -----------
                                              3,353,718
                                            -----------
             COSMETICS & TOILETRIES 1.7%
   490,000   Avon Products, Inc., 6.55%,
             8/1/07                             553,024
   900,000   Procter & Gamble Company,
             6.875%, 9/15/09                  1,062,750
                                            -----------
                                              1,615,774
                                            -----------
             DIVERSIFIED FINANCIAL
             SERVICES 1.2%
 1,000,000   General Electric Capital
             Corp., 6.00%, 6/15/12            1,117,393
                                            -----------
             ELECTRIC -- INTEGRATED 1.4%
 1,175,000   Allete, Inc., 7.80%, 2/15/08     1,345,871
                                            -----------
             ELECTRIC SERVICES 0.8%
    650,00   Union Electric, 6.75%, 5/1/08      740,671
                                            -----------
             FINANCE -- INVEST BNKR/BRKR
             1.2%
 1,075,000   Goldman Sachs Group Inc.,
             6.125%, 2/15/33                  1,108,429
                                            -----------
             FINANCE -- MORTGAGE
             LOAN/BROKER 1.1%
 1,000,000   Countrywide Financial, 4.25%,
             12/19/07                         1,048,257
                                            -----------
             FINANCE -- CONSUMER LOANS
             1.1%
   950,000   Household Finance Corp.,
             7.875%, 3/1/07                   1,090,266
                                            -----------
             FINANCIAL SERVICES 3.9%
 1,250,000   AMBAC Financial Group, Inc.,
             9.375%, 8/1/11                   1,646,557
   950,000   Block Financial Corp., 8.50%,
             4/15/07                          1,106,312
   875,000   Citigroup Inc., 7.25%,
             10/1/10                          1,042,092
                                            -----------
                                              3,794,961
                                            -----------
             GAS -- DISTRIBUTION 0.7%
   550,000   Laclede Gas Co., 6.50%,
             11/15/10                           630,740
                                            -----------
             MEDICAL -- DRUGS 0.8%
   625,000   Bristol-Myer Squibb, 7.15%,
             6/15/23                            742,104
                                            -----------

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

INCOME FUND (CONCLUDED)


  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
CORPORATE BONDS (CONTINUED)
             MEDICAL PRODUCTS/SUPPLIES
             2.6%
$  875,000   Cardinal Health, Inc., 6.75%,
             2/15/11                        $ 1,022,257
 1,250,000   McKesson Corp., 7.75%, 2/1/12    1,498,583
                                            -----------
                                              2,520,840
                                            -----------
             MULTI-LINE INSURANCE 1.5%
 1,100,000   General Reinsurance Corp.,
             9.00%, 9/12/09                   1,403,893
                                            -----------
             OIL REFINING & MARKETING 1.2%
   900,000   Tosco Corp., 8.125%, 2/15/30     1,188,801
                                            -----------
             PROPERTY/CASUALTY INS 1.1%
   950,000   Chubb Corp., 6.80%, 11/15/31     1,081,364
                                            -----------
             REGIONAL AUTHORITIES 1.1%
 1,050,000   Ontario Province, 3.28%,
             3/28/08                          1,066,515
                                            -----------
             RETAIL -- APPAREL/SHOE 1.2%
 1,000,000   Limited Brands, Inc., 6.95%,
             3/1/33                           1,125,096
                                            -----------
             RETAIL -- DISCOUNT 1.6%
 1,400,000   WAL-MART Stores, 8.50%,
             9/15/24                          1,491,804
                                            -----------
             SUPER -- REGIONAL
             BANKS -- U.S. 1.2%
 1,050,000   Wells Fargo & Co., 5.125%,
             2/15/07                          1,129,129
                                            -----------
             TELECOM SERVICES 1.2%
   900,000   Verizion Global Funding
             Corp., 7.75%, 6/15/32            1,096,195
                                            -----------
Total Corporate Bonds                        33,552,309
                                            -----------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
U.S. TREASURY OBLIGATIONS 8.6%
             U.S. TREASURY BONDS 1.0%
$  900,000   5.50%, 8/15/28                 $   981,668
                                            -----------
             U.S. TREASURY NOTES 7.6%
 1,250,000   3.50%, 11/15/06                  1,302,881
   750,000   6.125%, 8/15/07                    846,446
 3,000,000   3.25%, 8/15/08                   3,084,492
 1,750,000   6.00%, 8/15/09                   2,019,679
                                            -----------
                                              7,253,498
                                            -----------
Total U.S. Treasury Obligations               8,235,166
                                            -----------
INVESTMENT COMPANIES 0.2%
   158,733   Goldman Sachs Financial
             Square Funds, Treasury
             Obligations Fund                   158,733
                                            -----------
Total Investment Companies                      158,733
                                            -----------
Total (Cost $91,717,305) (a)                $94,867,735
                                            ===========

---------------

Percentages indicated are based on net assets of $95,320,563.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $36,805 and by the amount of amortization/accretion recognized for financial reporting purposes of $468,125. Cost for federal income tax differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation                       $2,820,080
   Unrealized depreciation                         (174,580)
                                                 ----------
   Net unrealized appreciation (depreciation)    $2,645,500
                                                 ==========

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

NEBRASKA TAX-FREE FUND

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
MUNICIPAL BONDS 96.7%
             NEBRASKA 96.7%
$  500,000   Columbus County, BAN, GO,
             2.90%, 10/15/04                $   500,650
 1,400,000   Dakota County, School
             District, FSA, 5.25%,
             12/15/22                         1,497,860
   400,000   Dawson County, School
             District, MBIA, 4.85%,
             12/15/13                           422,728
 2,000,000   Dawson County, School
             District, MBIA, 5.35%,
             12/15/26                         2,126,319
 1,715,000   Dodge County, School
             District, MBIA, 5.45%,
             12/15/15                         1,929,341
   880,000   Dodge County, School
             District, MBIA, 5.60%,
             12/15/17                         1,006,359
 1,000,000   Douglas County , Henry Doorly
             Zoo Facility, RB Ref, 5.875%,
             9/1/14                           1,121,040
 1,000,000   Douglas County Hospital
             Authority Revenue, 2.00%,
             11/15/05                         1,001,730
 1,000,000   Douglas County, Nebraska
             School District No. 17,
             3.00%, 11/1/10                   1,011,050
   500,000   Douglas County, School
             District No. 001, GO Ref,
             5.00%, 6/15/09                     559,120
 1,960,000   Douglas County, School
             District No. 001, Ser B, GO,
             5.00%, 6/15/10                   2,194,024
 1,000,000   Douglas County, School
             District No. 001, Ser B, GO,
             5.00%, 6/15/11                   1,120,390
   440,000   Douglas County, School
             District No. 001, Ser B, GO,
             4.90%, 12/15/17                    467,082
   575,000   Grand Island Nebraska
             Sanitation Sewer Revenue,
             3.75%, 4/1/11                      600,547
   155,000   Hasting, Electric System, RB
             Ref, 3.75%, 1/1/05                 158,117
   875,000   Hasting, Electric System, RB
             Ref, 5.00%, 1/1/07                 896,333
   500,000   Hasting, Electric System, RB
             Ref, 5.00%, 1/1/16                 539,485
 1,000,000   Hasting, Electric System, RB
             Ref, 5.00%, 1/1/19               1,057,270
   855,000   Lancaster County, Hospital
             Authority, Bryanlgh Medical
             Center Project, Ser A, RB,
             AMBAC, 5.00%, 6/1/19               904,453
 1,480,000   Lancaster County, School
             District No 001, Lincoln
             Public Schools, GO, 5.25%,
             7/15/17                          1,624,714

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
             NEBRASKA (CONTINUED)
$2,000,000   Lancaster County, School
             District No 001, Lincoln
             Public Schools, GO, 5.25%,
             7/15/18                        $ 2,180,460
 1,185,000   Lancaster County, School
             District No. 1, Lincoln
             Public School District, GO
             Ref, 5.00%, 1/15/13              1,324,403
   250,000   Lincoln County Nebraska,
             School District, 4.85%,
             12/15/12                           263,398
   500,000   Lincoln Nebraska General
             Obligation, 2.80%, 6/15/11         487,385
   500,000   Lincoln Nebraska General
             Obligation, 3.00%, 6/15/12         485,355
 1,500,000   Lincoln, Electric System,
             Power Supply Facility, RB,
             5.00%, 9/1/18                    1,606,305
 2,000,000   Lincoln, Electric System,
             Power Supply Facility, Ser A,
             RB, 4.60%, 9/1/11                2,138,419
   160,000   Lincoln, North Haymarket
             Redevelopment Project, TA
             Ref, 3.75%, 11/15/04               160,486
 3,040,000   Lincoln, Parking Facility,
             Ser A, RB Ref, 5.375%,
             8/15/14                          3,356,282
   815,000   Lincoln, Tax-supported
             Antelope Project, RB, 4.50%,
             9/15/14                            871,235
   855,000   Lincoln, Tax-supported
             Antelope Project, RB, 5.00%,
             9/15/15                            940,945
   110,000   Nebraska Elementary &
             Secondary
             Schools, 2.45%, 7/15/09            108,890
   115,000   Nebraska Elementary &
             Secondary Schools, 2.65%,
             1/15/10                            113,120
 1,000,000   Nebraska Public Power, MBIA,
             5.25%, 1/1/22                    1,040,970
   500,000   Nebraska State College Facs
             Corp, 3.75%, 3/1/05                511,720
   440,000   Nebraska State, American
             Public Energy Agency, Ser C,
             RB, AMBAC, 4.00%, 9/1/06           464,284
   920,000   Nebraska State, Educational
             Finance Authority, Creighton
             University Project, RB, AMBAC
             Ref, 5.95%, 1/1/11                 994,124
 2,660,000   Nebraska State, Educational
             Finance Authority, Creighton
             University Project, Ser A,
             RB, AMBAC Ref, 5.00%, 9/1/09     2,982,313
 1,000,000   Nebraska State, Educational
             Finance Authority, RB, Ref,
             5.15%, 4/1/22                    1,048,120

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

NEBRASKA TAX-FREE FUND (CONTINUED)


  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
             NEBRASKA (CONTINUED)
$  500,000   Nebraska State, Municipal
             Energy
             Agency, Ser A, RB, AMBAC Ref,
             5.00%, 4/1/14                  $   550,150
   500,000   Nebraska State, Municipal
             Energy Agency, Ser A, RB,
             AMBAC Ref, 5.00%, 4/1/15           548,325
 1,000,000   Nebraska State, Municipal
             Energy Agency, Ser A, RB,
             AMBAC Ref, 5.25%, 4/1/16         1,114,620
 1,000,000   Nebraska State, Netc
             Facilities, Corp., RB, 4.50%,
             4/1/09                           1,085,640
 1,000,000   Nebraska State, Utility
             Corp., Lincoln Project, RB,
             5.25%, 1/1/23                    1,068,810
   525,000   Norris Public Power
             Distribution Nebraska
             Electric Revenue, 2.45%,
             1/1/09                             526,229
 2,515,000   O'Neill, Hospital Authority,
             St. Anthony's Hospital
             Project, RB, 6.25%, 9/1/12       2,723,972
 2,285,000   Omaha, GO Ref, 5.00%, 12/1/10    2,579,925
 1,440,000   Omaha, GO Ref, 5.00%, 12/1/11    1,612,282
   705,000   Omaha, GO Ref, 5.00%, 12/1/12      787,689
 1,530,000   Omaha Convention Hotel Corp.,
             5.50%, 4/1/14                    1,740,880
 1,000,000   Omaha Convention Hotel Corp.,
             Convention Center 1st Tier,
             Ser A, RB AMBAC, 5.50%,
             4/1/16                           1,139,330
 1,635,000   Omaha Stadium Facilities
             Corp., Rosenblatt Stadium
             Project, RB, 5.25%, 11/1/16      1,826,017
 1,500,000   Omaha, Douglass Public
             Building,
             GO, 5.10%, 5/1/20                1,583,700
 1,300,000   Omaha, GO, 4.85%, 12/1/14        1,412,840
 1,195,000   Omaha, Housing Authority,
             Timbercreek Apartments, RB,
             GNMA, 5.15%, 11/20/22            1,218,028
 2,000,000   Omaha, Public Power District,
             Electric System, Ser B, RB,
             ETM, 5.90%, 2/1/06               2,161,319
   250,000   Omaha, Special Obligation,
             Riverfront Redevelopment
             Project, Ser A, RB, 4.25%,
             2/1/09                             269,675
   570,000   Omaha, Special Obligation,
             Riverfront Redevelopment
             Project, Ser A, RB, 4.375%,
             2/1/10                             619,106

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
             NEBRASKA (CONTINUED)
$  580,000   Omaha, Special Obligation,
             Riverfront Redevelopment
             Project, Ser A, RB, 4.50%,
             2/1/11                         $   632,942
 1,000,000   Papillion-la Vista, School
             District, 4.90%, 12/1/22         1,020,470
   380,000   Phelps County Leasing Corp.,
             County Correctional Facility
             Project, RB, 5.45%, 9/15/22        396,230
 2,000,000   Phelps County, Hospital
             Authority, Phelps Memorial
             Health Center Project, Ser B,
             RB, 4.75%, 7/1/12                2,031,040
   170,000   Seward, GO, 5.10%, 2/15/22         174,599
   180,000   Seward, GO, 5.10%, 2/15/23         184,356
 2,000,000   University of Nebraska,
             Deferred Maintenance Project,
             RB, 5.25%, 7/15/07               2,205,160
 1,940,000   University of Nebraska,
             Deferred Maintenance Project,
             RB, 5.25%, 7/15/09               2,154,331
 1,000,000   University of Nebraska,
             Deferred Maintenance Project,
             RB, 5.25%, 7/15/10               1,112,200
 3,000,000   University of Nebraska,
             Medical Center Research
             Project, RB, 5.25%, 7/1/11       3,155,790
 1,000,000   University of Nebraska,
             Medical Center Research
             Project, RB, 5.00%, 2/15/12      1,117,780
 1,000,000   University of Nebraska,
             Medical Research Project, RB,
             4.75%, 2/15/10                   1,104,020
                                            -----------
                                             81,674,281
                                            -----------
Total Municipal Bonds                        81,674,281
                                            -----------
INVESTMENT COMPANIES 0.0%:
    24,913   Goldman Sachs Financial
             Square Funds, Tax-Free Money
             Market Fund                         24,913
                                            -----------
Total Investment Companies                       24,913
                                            -----------
Total (Cost $76,904,114) (a)                $81,699,194
                                            ===========

---------------

Percentages indicated are based on net assets of $84,486,949.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

NEBRASKA TAX-FREE FUND (CONCLUDED)


(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation                        $4,836,539
   Unrealized depreciation                           (41,459)
                                                  ----------
   Net unrealized appreciation (depreciation)     $4,795,080
                                                  ==========

Aggregate cost for federal income tax purposes is the same.

AMBAC  -- American Municipal Bond Assurance Corporation
BAN    -- Bond Anticipation Note
ETM    -- Escrowed to Maturity
FSA    -- Financial Security Assurance
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
MBIA   -- Municipal Bond Insurance Association
RB     -- Revenue Bond
Ref    -- Refunding
Ser    -- Series
TA     -- Tax Allocation

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

COLORADO TAX-FREE FUND

 SHARES
   OR
PRINCIPAL              SECURITY
 AMOUNT              DESCRIPTION               VALUE
---------   ------------------------------  -----------
MUNICIPAL BONDS 96.9%
            COLORADO 96.9%
$ 100,000   Arapahoe County, School
            District, 3.80%, 121510         $   106,126
  250,000   Arapahoe County, School
            District, 3.25%, 6111               253,195
  250,000   Arrowhead Metropolitan
            District, 4.65%, 12114              267,970
  200,000   Arvada, Sales & Use Tax,
            3.50%, 12113                        201,532
  325,000   Aurora, 4.00%, 11113                337,729
   75,000   Aurora, GO, 4.65%, 12111             80,932
  120,000   Berthoud, Fire Protection
            District, 4.60%, 12113              129,648
  600,000   Boulder County, Development
            Revenue, 4.20%, 9113                631,230
  155,000   Boulder County, Open Space
            Capital Improvement, 4.25%,
            71510                               166,916
  250,000   Boulder Valley, School
            District, FGIC, 4.75%, 12109        272,728
  300,000   Boulder Valley, School
            District, FGIC, 4.875%, 121511      324,398
  100,000   Boulder, GO, 4.35%, 81508           106,893
  500,000   Boulder, Water & Sewer
            Revenue, 4.00%, 12111               533,685
  285,000   Burlington, School District,
            4.15%, 12108                        309,102
  200,000   Clear Creek, School District,
            FSA, 5.50%, 12109                   231,432
  190,000   Colorado Springs, Utility
            System, Sub-Lien, Improvement
            Facilities, 4.625%, 111513          201,446
  300,000   Colorado, Department of
            Transportation, 4.30%, 61511        324,078
  400,000   Colorado, Department of
            Transportation, 4.25%, 61513        426,788
  250,000   Colorado, Educational &
            Cultural Facilities,
            University of Northern
            Colorado Student Housing,
            4.35%, 7112                         267,288
   30,000   Colorado, School of Mines
            Auxiliary Facilities
            Enterprise, 4.875%, 12107            30,143
  150,000   Colorado, School of Mines
            Auxiliary Facilities
            Enterprise, 5.00%, 12110            163,347
    5,000   Colorado, Water Resources &
            Power Development Authority,
            Clean Water, 4.625%, 9107             5,471
  250,000   Colorado, Water Resources &
            Power Development Authority,
            Clean Water, 5.00%, 9112            278,618

 SHARES
   OR
PRINCIPAL              SECURITY
 AMOUNT              DESCRIPTION               VALUE
---------   ------------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
            COLORADO (CONTINUED)
$ 250,000   Colorado, Water Resources &
            Power Development Authority,
            Drinking Water, 5.00%, 9110     $   282,668
   50,000   Colorado, Water Resources &
            Power Development Authority,
            Small Water, 4.65%, 11104            50,131
  300,000   Colorado, Water Resources &
            Power Development Authority,
            Small Water, 4.30%, 11112           320,613
  300,000   Colorado, Water Resources &
            Power Development Authority,
            Small Water, 4.55%, 11112           319,974
  150,000   Colorado, Water Resources &
            Power Development Authority,
            Small Water, 5.45%, 11112           167,495
  300,000   Denver (City & County), Board
            Water Commission, 3.30%, 8112       300,483
  300,000   Denver (City & County), Board
            Water Commission, 4.30%, 9112       319,998
  150,000   Denver (City & County), Excise
            Tax, 5.00%, 12111                   171,941
  300,000   Denver (City & County), School
            District, 4.00%, 12114              310,569
  150,000   Denver (City & County), Water,
            GO, 4.90%, 10109                    162,113
  300,000   Denver, Convention Center,
            XLCA, 3.25%, 12114                  283,413
  100,000   Douglas County, Sales & Use
            Tax, MBIA, 5.25%, 101507            108,410
  300,000   Douglas County, School
            District, SAW, 4.50%, 121509        329,271
   45,000   El Paso County, School
            District, 3.85%, 12106               47,658
  200,000   El Paso County, School
            District, MBIA, 4.50%, 12109        220,940
   25,000   El Paso County, School
            District, MBIA, 4.00%, 12111         26,614
  100,000   El Paso County, School
            District, MBIA, 3.75%, 12112        103,618
  250,000   El Paso County, School
            District, SAW, 5.00%, 12116         269,785
  130,000   Evergreen, Park & Recreation
            District, AMBAC, 5.00%, 12111       145,581
   20,000   Fort Collins, Stormwater
            Utility Enterprise, Storm
            Drain, 4.75%, 12110                  22,145

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

COLORADO TAX-FREE FUND (CONCLUDED)


 SHARES
   OR
PRINCIPAL              SECURITY
 AMOUNT              DESCRIPTION               VALUE
---------   ------------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
            COLORADO (CONTINUED)
$ 150,000   Fort Collins, Stormwater
            Utility Enterprise, Storm
            Drain, Refunding &
            Improvement, 5.00%, 12110       $   163,622
  250,000   Fremont County, School
            District, 4.00%, 12114              258,808
  100,000   Glenwood Springs, Sales & Use
            Tax, 4.15%, 10109                   108,395
  100,000   Golden, Sales & Use Tax,
            Improvement, 4.80%, 12112           110,302
  300,000   Golden, Sales & Use Tax,
            Improvement, 5.375%, 12115          337,959
  100,000   Grand Lake, Fire Protection
            District, 4.45%, 12111              108,687
  500,000   Jefferson County, Open Space
            Sale Tax, 5.00%, 11115              543,325
  100,000   La Plata County, School
            District, 5.15%, 11109              108,015
  250,000   Lakewood, Sales & Use Tax,
            4.65%, 12111                        269,100
  350,000   Larimer County, School
            District, 4.60%, 121510             388,440
  300,000   Larimer County, School
            District, 5.25%, 121512             332,849
  250,000   Longmont, Sales & Use Tax,
            4.30%, 111511                       271,408
  150,000   Mesa County, School District,
            5.10%, 12108                        165,363
  115,000   Parker, Water & Sanitation
            District, FGIC, 4.50%, 10108        126,103
  155,000   Platte River, Power Authority,
            MBIA, 5.00%, 6108                   171,907
  300,000   Platte River, Power Authority,
            4.125%, 6111                        320,405
   50,000   Pueblo County, School District
            No 070, AMBAC, 4.65%, 12107          54,926
   25,000   Pueblo County, School District
            No 070, MBIA, 5.20%, 12110           26,677
  300,000   Pueblo County, School District
            No 070, FGIC, 4.30%, 12113          318,093
  300,000   Pueblo, Waterworks
            Improvement, FSA, 5.25%, 11109      342,617
  145,000   Regional Transportation
            District, Sales & Use Tax,
            4.50%, 11110                        159,794
  200,000   Routt County, School District,
            4.00%, 12114                        207,670

 SHARES
   OR
PRINCIPAL              SECURITY
 AMOUNT              DESCRIPTION               VALUE
---------   ------------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
            COLORADO (CONTINUED)
$ 300,000   Summit County, School District
            No RE1, 4.50%, 12109            $   331,410
  130,000   Teller County, Library
            District, AMBAC, 4.65%, 12112       142,080
  220,000   Thornton, COP, AMBAC, 3.50%,
            12109                               231,493
  300,000   Thornton, Sales & Use Tax,
            FSA, 5.00%, 9114                    327,726
  200,000   Thornton, Water Authority,
            FSA, 3.375%, 12110                  207,054
  300,000   University Colorado Enterprise
            Revenue Bonds, 4.50%, 6113          325,881
  150,000   Widefield, Water & Sanitation
            District, 5.55%, 12110              170,436
   50,000   Wray, Community Hospital
            District, 4.65%, 101507              51,200
  250,000   Wray, Community Hospital
            District, 4.95%, 101510             255,470
                                            -----------
                                             16,551,330
                                            -----------
Total Municipal Bonds                        16,551,330
                                            -----------
INVESTMENT COMPANIES 2.2%
  372,132   Goldman Sachs Financial Square
            Funds, Tax-Free Money Market
            Fund                                372,132
                                            -----------
Total Investment Companies                      372,132
                                            -----------
Total (Cost $15,832,682) (a)                $16,923,462
                                            ===========

---------------
Percentages indicated are based on net assets of $17,075,476.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation                       $1,109,292
   Unrealized depreciation                          (18,512)
                                                 ----------
   Net unrealized appreciation (depreciation)    $1,090,780
                                                 ==========

Aggregate cost for federal income tax purposes is the same.

AMBAC  -- American Municipal Bond Assurance Corporation
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FSA    -- Financial Security Assurance
GO     -- General Obligation
MBIA   -- Municipal Bond Insurance Association
SAW    -- State Aid Withholding
XLCA   -- XL Capital

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

BALANCED FUND

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
COMMON STOCKS 63.9%
             AEROSPACE & DEFENSE 1.4%
     7,000   Alliant Techsystems, Inc. (b)  $   380,800
                                            -----------
             BUILDING & CONSTRUCTION 4.0%
    15,000   Chicago Bridge and Iron
             Co. -- ADR                         417,450
     9,000   Hovnanian Enterprises, Class
             A (b)                              388,350
     7,000   Toll Brothers, Inc. (b)            318,010
                                            -----------
                                              1,123,810
                                            -----------
             CHEMICALS 3.8%
    10,000   Praxair, Inc.                      371,200
     5,000   Scotts Co., Class A (b)            320,750
     7,000   Sigma-Aldrich Corp.                387,380
                                            -----------
                                              1,079,330
                                            -----------
             COMMUNICATIONS EQUIPMENT 2.5%
     5,800   L-3 Communications Holdings,
             Inc.                               344,984
    10,000   Plantronics, Inc. (b)              366,100
                                            -----------
                                                711,084
                                            -----------
             COMPUTER PRODUCTS 7.7%
     4,000   Adobe Systems, Inc.                157,720
     8,000   Affiliated Computer Services,
             Class A (b)                        415,200
     7,000   Cerner Corp. (b)                   316,330
    15,000   Citrix Systems, Inc. (b)           324,300
     3,500   Cognizant Technology
             Solutions                          158,375
             Corp. (b)
    20,000   Jack Henry & Associates, Inc.      385,200
     8,000   Symantec Corp. (b)                 370,400
                                            -----------
                                              2,127,525
                                            -----------
             CONSULTING SERVICES 0.8%
     6,500   MAXIMUS, Inc. (b)                  227,500
                                            -----------
             EDUCATIONAL SERVICES 1.4%
    12,000   Corinthian Colleges, Inc. (b)      396,720
                                            -----------
             ENGINEERING -- RESEARCH &
             DEVELOPMENT SERVICES 1.2%
     7,600   Jacobs Engineering Group,
             Inc. (b)                           338,960
                                            -----------
             ENTERTAINMENT & LEISURE 3.7%
     8,000   Carnival Corp.                     359,280
     7,000   International Game Technology      314,720

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
             ENTERTAINMENT & LEISURE (CONTINUED)
COMMON STOCKS (CONTINUED)
    15,000   Multimedia Games, Inc. (b)         371,100
                                            -----------
                                              1,045,100
                                            -----------
             ENVIRONMENTAL SERVICES 1.4%
    10,000   Waste Connections, Inc. (b)    $   398,000
                                            -----------
             FINANCIAL SERVICES 4.0%
    15,000   Allied Capital Corp.               454,350
    10,000   Doral Financial Corp.              352,000
     7,500   Investors Financial Services
             Corp.                              309,900
                                            -----------
                                              1,116,250
                                            -----------
             FOOD & BEVERAGE 4.2%
    12,000   Constellation Brands, Inc.,
             Class A (b)                        385,200
    13,000   Dean Foods Co. (b)                 434,200
    12,000   Pepsi Bottling Group, Inc.         357,000
                                            -----------
                                              1,176,400
                                            -----------
             INSURANCE 4.4%
     7,000   MBIA, Inc.                         438,900
     7,000   Triad Guaranty, Inc. (b)           369,250
     5,500   XL Capital Ltd., Class A           418,220
                                            -----------
                                              1,226,370
                                            -----------
             INTERNET SECURITY 1.6%
    15,000   Checkfree Corp. (b)                441,900
                                            -----------
             MANUFACTURING -- DIVERSIFIED
             1.7%
     6,000   Illinois Tool Works, Inc.          475,380
                                            -----------
             MEDICAL -- HOSPITALS 1.3%
     9,000   HCA, Inc.                          365,580
                                            -----------
             MEDICAL PRODUCTS 3.3%
     6,000   Biogen Idec, Inc. (b)              333,600
    17,000   Mylan Laboratories                 386,410
     2,400   Stryker Corp.                      212,472
                                            -----------
                                                932,482
                                            -----------
             MOTORCYCLES, BICYCLES, &
             PARTS 1.5%
     8,000   Harley-Davidson, Inc.              426,720
                                            -----------
             OIL & GAS EXPLORATION
             SERVICES 3.5%
     9,300   Apache Corp.                       401,481
    10,000   Evergreen Resources, Inc. (b)      343,500
     5,000   Occidental Petroleum Corp.         230,250
                                            -----------
                                                975,231
                                            -----------

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

BALANCED FUND (CONTINUED)


  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
COMMON STOCKS (CONTINUED)
             RECREATION & UTILITY TRAILER
             DEALERS 1.4%
    15,000   Thor Industries, Inc.          $   402,900
                                            -----------
             RETAIL 2.9%
     7,800   Lowe's Cos., Inc.                  437,814
    10,000   Starbucks Corp. (b)                377,500
                                            -----------
                                                815,314
                                            -----------
             SEMICONDUCTORS & RELATED
             DEVICES 1.2%
    13,000   Nvidia Corp. (b)                   344,370
                                            -----------
             TELECOMMUNICATION EQUIPMENT
             1.2%
    12,000   Utstarcom, Inc. (b)                345,120
                                            -----------
             TELEVISION BROADCASTING 1.4%
    12,000   Univision Communications,
             Inc., Class A (b)                  396,120
                                            -----------
             TRANSPORTATION -- SERVICES
             2.4%
     8,000   Landstar System, Inc. (b)          327,520
    20,000   Swift Transportation Co.,
             Inc. (b)                           343,400
                                            -----------
                                                670,920
                                            -----------
Total Common Stocks                          17,939,886
                                            -----------
U.S. TREASURY OBLIGATIONS 20.7%
             U.S. TREASURY NOTES 20.7%
$1,000,000   5.75%, 11/15/05                  1,069,647
   150,000   3.25%, 8/15/08                     154,225
   125,000   3.125%, 10/15/08                   127,559
   250,000   3.375%, 11/15/08                   257,598
   250,000   3.375%, 12/15/08                   257,354
   400,000   3.25%, 1/15/09                     409,141
 1,000,000   6.00%, 8/15/09                   1,154,101
   100,000   5.00%, 8/15/11                     110,191
   550,000   4.875%, 2/15/12                    600,381
   250,000   4.375%, 8/15/12                    263,496
   900,000   3.625%, 5/15/13                    894,235
   500,000   4.25%, 8/15/13                     518,125
                                            -----------
Total U.S. Treasury Obligations               5,816,053
                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.3%
             FEDERAL FARM CREDIT BANK 0.2%
    50,000   6.06%, 5/28/13                      57,185
                                            -----------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
             FEDERAL HOME LOAN BANK 0.5%
$  125,000   4.50%, 11/14/08                    133,093
                                            -----------
             FEDERAL HOME LOAN MORTGAGE
             CORPORATION 3.3%
   250,000   3.20%, 5/21/08                     250,773
   300,000   3.625%, 9/15/08                    309,024
   150,000   5.125%, 10/15/08                   163,959
   200,000   4.50%, 7/15/13                     204,686
                                            -----------
                                                928,442
                                            -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION 3.3%
   200,000   4.00%, 9/2/08                      207,569
   300,000   3.25%, 2/15/09                     302,479
   125,000   7.25%, 1/15/10                     150,277
   250,000   5.125%, 1/2/14                     260,675
                                            -----------
                                                921,000
                                            -----------
Total U.S. Government Agency Obligations      2,039,720
                                            -----------
CORPORATE BONDS 4.1%
             AUTO-CARS/LIGHT TRUCKS 1.0%
   250,000   General Motors, 7.125%,
             7/15/13                            273,105
                                            -----------
             ELECTRIC SERVICES 1.3%
   150,000   Boston Edison Co$., 7.80%,
             5/15/10                            182,389
    50,000   Union Electric, 6.75%, 5/1/08       56,975
   100,000   Wisconsin Energy Corp.,
             6.50%, 4/1/11                      113,359
                                            -----------
                                                352,723
                                            -----------
             FINANCIAL SERVICES 1.8%
   100,000   Citigroup Inc., 7.25%,
             10/1/10                            119,095
   100,000   Ford Motor Credit Co.,
             7.375%, 2/1/11                     109,056
    75,000   Ford Motor Credit Co., 7.00%,
             10/1/13                             79,145
   100,000   Gatx Capital Corp, 7.75%,
             12/1/06                            109,819
   100,000   Household Finance Corp.,
             7.00%, 5/15/12                     117,348
                                            -----------
                                                534,463
                                            -----------
Total Corporate Bonds                         1,160,291
                                            -----------

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--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

BALANCED FUND (CONCLUDED)

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
INVESTMENT COMPANIES 2.2%
   606,886   Goldman Sachs Financial
             Square Funds, Treasury
             Obligations Fund               $   606,886
                                            -----------
Total Investment Companies                      606,886
                                            -----------
Total (Cost $23,216,941) (a)                $27,562,836
                                            ===========

---------------

Percentages indicated are based on net assets of $28,088,434.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                     $4,512,111
    Unrealized depreciation                       (166,216)
                                                ----------
    Net unrealized appreciation (depreciation)  $4,345,895
                                                ==========

Aggregate cost for federal income tax purposes is the same.

(b) Non-income producing securities.

ADR -- American Depository Receipt

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

CORE EQUITY FUND

                      SECURITY
 SHARES              DESCRIPTION              VALUE
---------   -----------------------------  ------------
COMMON STOCKS 94.9%
            ADVERTISING 1.4%
   19,500   Omnicom Group, Inc.            $  1,564,875
                                           ------------
            BANKS 5.1%
   29,000   Bank of America Corp.             2,348,420
   29,000   Bank One Corp.                    1,581,080
   52,500   National City Corp.               1,867,950
                                           ------------
                                              5,797,450
                                           ------------
            BROADCASTING 2.5%
   32,500   Gannett Co., Inc.                 2,864,550
                                           ------------
            BUILDING & CONSTRUCTION 0.7%
   25,000   Masco Corp.                         761,000
                                           ------------
            BUSINESS SERVICES 1.0%
   23,000   H & R Block                       1,173,690
                                           ------------
            CHEMICALS 1.7%
   38,500   Air Products & Chemicals,
            Inc.                              1,929,620
                                           ------------
            COMPUTERS, PERIPHERALS &
            SOFTWARE 10.1%
  138,500   Hewlett-Packard Co.               3,163,340
   12,500   International Business
            Machines Corp.                    1,148,000
   72,000   Microsoft Corp.                   1,797,840
   96,000   NCR Corp. (b)                     4,229,760
   62,500   Vishay Intertechnology, Inc.
            (b)                               1,333,750
                                           ------------
                                             11,672,690
                                           ------------
            CONTAINERS & PACKAGING 2.2%
  103,000   Sonoco Products Co.               2,500,840
                                           ------------
            COSMETICS & TOILETRIES 2.3%
   41,500   Kimberly-Clark Corp.              2,618,650
                                           ------------
            CRUDE PETROLEUM AND NATURAL
            GAS 11.6%
   68,500   Burlington Resources, Inc.        4,358,655
   34,000   ChevronTexaco Corp.               2,984,520
   66,500   Exxon Mobil Corp.                 2,765,735
   49,500   Transocean, Inc. (b)              1,380,555
   53,000   Unocal Corp.                      1,975,840
                                           ------------
                                             13,465,305
                                           ------------
            DATA PROCESSING 2.5%
   67,000   First Data Corp.                  2,824,720
                                           ------------
            ELECTRICAL EQUIPMENT 2.0%
   38,000   Emerson Electric Co.              2,276,960
                                           ------------
            FINANCE SERVICES 2.7%
   28,000   Fannie Mae                        2,081,800
   17,000   Freddie Mac                       1,004,020
                                           ------------
                                              3,085,820
                                           ------------

                      SECURITY
 SHARES              DESCRIPTION              VALUE
---------   -----------------------------  ------------
COMMON STOCKS (CONTINUED)
            FOOD, BEVERAGES & TOBACCO
            5.6%
   41,000   H.J. Heinz Co.                 $  1,528,890
   35,000   Kraft Foods, Inc.                 1,120,350
   70,500   PepsiCo, Inc.                     3,796,425
                                           ------------
                                              6,445,665
                                           ------------
            HOUSEHOLD PRODUCTS 2.4%
  118,000   Newell Rubbermaid, Inc.           2,737,600
                                           ------------
            INSURANCE 9.8%
   33,900   American International Group,
            Inc.                              2,418,765
   50,500   Chubb Corp.                       3,511,770
   39,500   Marsh & McLennan Comp., Inc.      1,828,850
   82,000   SAFECO Corp.                      3,539,940
                                           ------------
                                             11,299,325
                                           ------------
            MACHINERY 6.5%
   55,500   Ingersoll Rand Co.                3,754,575
   65,000   Parker Hannifin Corp.             3,672,500
                                           ------------
                                              7,427,075
                                           ------------
            MEDICAL & MEDICAL SERVICES
            9.9%
   73,100   Abbott Laboratories               3,004,410
   51,000   Becton, Dickinson & Company       2,472,480
   58,500   Bristol-Myers Squibb Company      1,417,455
   35,700   Guidant Corp.                     2,262,309
   32,100   Zimmer Holdings, Inc. (b)         2,368,338
                                           ------------
                                             11,524,992
                                           ------------
            REAL ESTATE INVESTMENT TRUSTS
            1.5%
   59,500   Equity Residential Properties
            Trust                             1,776,075
                                           ------------
            RETAIL 0.7%
   17,000   Target Corp.                        765,680
                                           ------------
            SEMI-CONDUCTORS/INSTRUMENTS
            1.1%
  110,000   Sanmina-SCI Corp. (b)             1,211,100
                                           ------------
            TELEPHONE &
            TELECOMMUNICATIONS 4.2%
   42,000   BellSouth Corp.                   1,162,980
   51,000   SBC Communications, Inc.          1,251,540
   65,000   Verizon Communications, Inc.      2,375,100
                                           ------------
                                              4,789,620
                                           ------------
            TOYS & GAMES 2.7%
  165,000   Mattel, Inc.                      3,042,600
                                           ------------
            TRANSPORTATION 2.5%
   47,000   Union Pacific Corp.               2,811,540
                                           ------------
            UTILITIES -- ELECTRIC 2.2%
   26,000   DPL, Inc.                           487,500

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

CORE EQUITY FUND (CONCLUDED)


                      SECURITY
 SHARES              DESCRIPTION              VALUE
---------   -----------------------------  ------------
COMMON STOCKS (CONTINUED)
            UTILITIES -- ELECTRIC 2.2% (CONTINUED)
   26,000   DTE Energy Company             $  1,069,900
   52,000   XCEL Energy, Inc.                   926,120
                                           ------------
                                              2,483,520
                                           ------------
Total Common Stocks                         108,850,962
                                           ------------
INVESTMENT COMPANIES 5.0%
2,241,368   Federated Trust U.S. Treasury
            Obligations                       2,241,368
3,540,393   Goldman Sachs Financial
            Square Funds, Treasury
            Obligations Fund                  3,540,393
                                           ------------
Total Investment Companies                    5,781,761
                                           ------------
Total (Cost $84,381,447) (a)               $114,632,723
                                           ============

---------------

Percentages indicated are based on net assets of $114,745,588.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $270,934 and by the net REIT cost adjustment of $12,844. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                    $32,799,622
    Unrealized depreciation                     (2,806,436)
                                               -----------
    Net unrealized appreciation
      (depreciation)                           $29,993,186
                                               ===========

(b) Non-income producing securities.

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

GROWTH OPPORTUNITIES FUND

                       SECURITY
 SHARES              DESCRIPTION               VALUE
---------   ------------------------------  -----------
COMMON STOCKS 99.1%
            AEROSPACE & DEFENSE 2.1%
   27,900   Alliant Techsystems, Inc. (b)   $ 1,517,760
                                            -----------
            BUILDING & CONSTRUCTION 6.5%
   52,700   Chicago Bridge and Iron Co. --
            ADR                               1,466,641
   40,000   Hovnanian Enterprises, Class A
            (b)                               1,726,000
   35,000   Toll Brothers, Inc. (b)           1,590,050
                                            -----------
                                              4,782,691
                                            -----------
            CHEMICALS 5.3%
   37,600   Praxair, Inc.                     1,395,712
   19,000   Scotts Co., Class A (b)           1,218,850
   24,000   Sigma-Aldrich Corp.               1,328,160
                                            -----------
                                              3,942,722
                                            -----------
            COMMUNICATIONS EQUIPMENT 4.2%
   29,000   L-3 Communications Holdings,
            Inc.                              1,724,920
   37,700   Plantronics, Inc. (b)             1,380,197
                                            -----------
                                              3,105,117
                                            -----------
            COMPUTER PRODUCTS 11.4%
   15,000   Adobe Systems, Inc.                 591,450
   30,000   Affiliated Computer Services,
            Class A (b)                       1,557,000
   30,000   Cerner Corp. (b)                  1,355,700
   78,000   Citrix Systems, Inc. (b)          1,686,360
   20,000   Cognizant Technology Solutions
            Corp. (b)                           905,000
   62,100   Jack Henry & Associates, Inc.     1,196,046
   23,600   Symantec Corp. (b)                1,092,680
                                            -----------
                                              8,384,236
                                            -----------
            CONSULTING SERVICES 1.5%
   32,000   MAXIMUS, Inc. (b)                 1,120,000
                                            -----------
            EDUCATIONAL SERVICES 1.6%
   36,000   Corinthian Colleges, Inc. (b)     1,190,160
                                            -----------
            ENGINEERING -- RESEARCH &
            DEVELOPMENT SERVICES 1.8%
   30,000   Jacobs Engineering Group, Inc.
            (b)                               1,338,000
                                            -----------
            ENTERTAINMENT & LEISURE 5.5%
   27,000   Carnival Corp.                    1,212,570
   30,000   International Game Technology     1,348,800
   60,000   Multimedia Games, Inc. (b)        1,484,400
                                            -----------
                                              4,045,770
                                            -----------
            ENVIRONMENTAL SERVICES 2.2%
   40,000   Waste Connections, Inc. (b)       1,592,000
                                            -----------

                       SECURITY
 SHARES              DESCRIPTION               VALUE
---------   ------------------------------  -----------
COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES 6.5%
   50,000   Allied Capital Corp.            $ 1,514,500
   47,000   Doral Financial Corp.             1,654,400
   40,000   Investors Financial Services
            Corp.                             1,652,800
                                            -----------
                                              4,821,700
                                            -----------
            FOOD & BEVERAGE 7.3%
   60,000   Constellation Brands, Inc.,
            Class A (b)                       1,926,000
   45,500   Dean Foods Co. (b)                1,519,700
   65,000   Pepsi Bottling Group, Inc.        1,933,750
                                            -----------
                                              5,379,450
                                            -----------
            INSURANCE 6.7%
   28,000   MBIA, Inc.                        1,755,600
   30,000   Triad Guaranty, Inc. (b)          1,582,500
   21,500   XL Capital Ltd., Class A          1,634,860
                                            -----------
                                              4,972,960
                                            -----------
            INTERNET SECURITY 2.4%
   60,000   Checkfree Corp. (b)               1,767,600
                                            -----------
            MANUFACTURING -- DIVERSIFIED
            2.1%
   20,000   Illinois Tool Works, Inc.         1,584,600
                                            -----------
            MEDICAL -- HOSPITALS 2.1%
   38,000   HCA, Inc.                         1,543,560
                                            -----------
            MEDICAL PRODUCTS 4.8%
   25,000   Biogen Idec, Inc. (b)             1,390,000
   65,000   Mylan Laboratories                1,477,450
    8,000   Stryker Corp.                       708,240
                                            -----------
                                              3,575,690
                                            -----------
            MOTORCYCLES, BICYCLES, & PARTS
            2.2%
   30,000   Harley-Davidson, Inc.             1,600,200
                                            -----------
            OIL & GAS EXPLORATION SERVICES
            6.3%
   40,000   Apache Corp.                      1,726,800
   48,800   Evergreen Resources, Inc. (b)     1,676,280
   28,000   Occidental Petroleum Corp.        1,289,400
                                            -----------
                                              4,692,480
                                            -----------
            RECREATION & UTILITY TRAILER
            DEALERS 2.4%
   65,000   Thor Industries, Inc.             1,745,900
                                            -----------
            RETAIL 3.8%
   27,500   Lowe's Cos., Inc.                 1,543,575
   33,900   Starbucks Corp. (b)               1,279,725
                                            -----------
                                              2,823,300
                                            -----------
            SEMICONDUCTORS & RELATED
            DEVICES 2.3%
   65,000   Nvidia Corp. (b)                  1,721,850
                                            -----------


36
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--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

GROWTH OPPORTUNITIES FUND (CONCLUDED)


                       SECURITY
 SHARES              DESCRIPTION               VALUE
---------   ------------------------------  -----------
COMMON STOCKS (CONTINUED)
            TELECOMMUNICATION EQUIPMENT
            2.3%
   60,000   Utstarcom, Inc. (b)             $ 1,725,600
                                            -----------
            TELEVISION BROADCASTING 2.0%
   45,000   Univision Communications,
            Inc., Class A (b)                 1,485,450
                                            -----------
            TRANSPORTATION -- SERVICES
            3.8%
   30,000   Landstar System, Inc. (b)         1,228,200
   90,000   Swift Transportation Co., Inc.
            (b)                               1,545,300
                                            -----------
                                              2,773,500
                                            -----------
Total Common Stocks                          73,232,296
                                            -----------
INVESTMENT COMPANIES 0.0%
   20,136   Goldman Sachs Financial Square
            Funds, Treasury Obligations
            Fund                                 20,136
                                            -----------
Total Investment Companies                       20,136
                                            -----------
Total (Cost $52,824,407) (a)                $73,252,432
                                            ===========

---------------

Percentages indicated are based on net assets of $73,898,983.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $6,759. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                    $21,042,861
    Unrealized depreciation                       (621,595)
                                               -----------
    Net unrealized appreciation
      (depreciation)                           $20,421,266
                                               ===========

(b) Non-income producing securities.

ADR -- American Depository Receipt

Ltd. -- Limited

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

SMALL COMPANY FUND

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
 COMMON STOCKS 91.5%
            APPAREL & TEXTILES 0.5%
  5,700     Kellwood Co.                      $   223,725
                                              -----------
            AUTOMOTIVE 1.8%
  7,600     Clarcor, Inc.                         335,540
 15,400     Modine Manufacturing Co.              401,324
                                              -----------
                                                  736,864
                                              -----------
            BANKS 8.1%
 20,700     Bancorpsouth, Inc.                    452,916
 29,800     Cullen/Frost Bankers, Inc.          1,274,248
 11,100     Greater Bay Bancorp                   324,675
 10,010     National Penn Bancshares, Inc.        315,615
 10,200     United Bankshares, Inc.               311,100
 18,200     Wilmington Trust Corp.                680,134
                                              -----------
                                                3,358,688
                                              -----------
            CHEMICALS 2.9%
 20,700     Albemarle Corp.                       600,300
 21,200     Arch Chemicals, Inc.                  598,476
                                              -----------
                                                1,198,776
                                              -----------
            COMPUTERS (SOFTWARE & SERVICES)
            2.8%
 22,800     Avocent Corp. (b)                     838,812
 14,600     Transaction Systems Architects,
            Inc., Class A (b)                     337,844
                                              -----------
                                                1,176,656
                                              -----------
            CONTAINERS & PACKAGING 1.3%
  7,800     Ball Corp.                            528,684
                                              -----------
            DIVERSIFIED MANUFACTURING 3.2%
 15,500     Teleflex, Inc.                        763,065
 19,800     Trinity Industries, Inc.              550,440
                                              -----------
                                                1,313,505
                                              -----------
            FOOD, BEVERAGES & TOBACCO 6.0%
 19,400     Adolph Coors Co., Class B           1,347,330
 16,400     Corn Products International,
            Inc.                                  656,000
 26,000     Sensient Technologies Corp.           485,420
                                              -----------
                                                2,488,750
                                              -----------
            HOUSEHOLD PRODUCTS 2.7%
 10,600     Church & Dwight, Inc.                 459,086
 18,700     WD-40 Co.                             654,500
                                              -----------
                                                1,113,586
                                              -----------
            INSURANCE 5.8%
 26,700     Arthur J. Gallagher & Co.             869,619
 15,700     Everest Re Group Ltd.               1,341,408
  6,700     First American Corp.                  203,814
                                              -----------
                                                2,414,841
                                              -----------

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS (CONTINUED)
            MACHINERY 6.3%
  5,400     Engineered Support Systems, Inc.  $   263,466
 50,300     Stewart & Stevenson Services          735,386
 23,300     Tecumseh Products Co., Class A        980,930
 16,400     Tennant Co.                           650,588
                                              -----------
                                                2,630,370
                                              -----------
            MEDICAL & MEDICAL SERVICES 12.2%
  7,800     Cambrex Corp.                         209,820
 12,700     Edwards Lifesciences Corp. (b)        405,765
 47,000     K-V Pharmaceutical Co., Class A
            (b)                                 1,154,321
 18,200     Medicis Pharmaceutical Corp.,
            Class A                               728,000
 36,200     Steris Corp. (b)                      933,960
 21,100     West Pharmaceutical Services,
            Inc.                                  789,140
 22,700     Zoll Medical Corp. (b)                907,546
                                              -----------
                                                5,128,552
                                              -----------
            METAL FORGINGS & STAMPINGS 2.3%
 50,500     Worthington Industries, Inc.          968,085
                                              -----------
            PAPER & PAPER PRODUCTS 1.3%
 48,600     Glatfelter                            546,264
                                              -----------
            PETROLEUM & PETROLEUM PRODUCTS
            6.6%
 24,400     Newfield Exploration Co. (b)        1,169,492
 24,400     St. Mary Land & Exploration Co.       815,692
 27,300     Tidewater, Inc.                       767,949
                                              -----------
                                                2,753,133
                                              -----------
            PRINTING & PUBLISHING 2.4%
 48,800     Journal Register Co. (b)            1,019,920
                                              -----------
            REAL ESTATE INVESTMENT TRUSTS
            1.3%
  6,000     Home Properties of New York,
            Inc.                                  244,500
  6,300     Mack-Cali Realty Corp.                282,933
                                              -----------
                                                  527,433
                                              -----------
            RETAIL 6.2%
  7,700     Ann Taylor Stores Corp. (b)           329,560
 91,700     Casey's General Stores, Inc.        1,522,220
 35,000     J. Jill Group, Inc. (b)               718,200
                                              -----------
                                                2,569,980
                                              -----------
            SEMI-CONDUCTORS/ INSTRUMENTS
            5.8%
 60,400     Kemet Corp. (b)                       866,136
 25,300     Mykrolis Corp. (b)                    360,778


38
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--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

SMALL COMPANY FUND (CONCLUDED)


                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS (CONTINUED)
            SEMI-CONDUCTORS/ INSTRUMENTS (CONTINUED)
  9,000     Park Electrochemical Corp.        $   227,700
 61,800     SBS Technologies, Inc. (b)            955,428
                                              -----------
                                                2,410,042
                                              -----------
            STEEL PIPE AND TUBES 1.0%
 20,500     Valmont Industries                    409,590
                                              -----------
            TOYS & HOBBY GOODS & SUPPLIES
            1.9%
 36,100     Hasbro, Inc.                          785,175
                                              -----------
            TRANSPORTATION 1.0%
 21,975     Werner Enterprises, Inc.              416,426
                                              -----------
            UTILITIES 8.1%
 11,700     Black Hills Corp.                     372,879
  8,600     Hubbell, Inc., Class B                345,118
 19,500     Idacorp, Inc.                         583,050
 18,000     Littlefuse, Inc. (b)                  669,600
 29,300     OGE Energy Corp.                      774,692
 13,700     WPS Resources Corp.                   654,860
                                              -----------
                                                3,400,199
                                              -----------
Total Common Stocks                            38,119,244
                                              -----------
INVESTMENT COMPANIES 8.5%
1,758,920   Federated Trust U.S. Treasury
            Obligations                         1,758,920
1,766,694   Goldman Sachs Financial Square
            Funds, Treasury Obligations Fund    1,766,694
                                              -----------
Total Investment Companies                      3,525,614
                                              -----------
Total (Cost $31,908,294) (a)                  $41,644,858
                                              ===========

---------------

Percentages indicated are based on net assets of $41,641,011.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $441,859 and by the net REIT cost adjustment of $5,694. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                    $10,304,507
    Unrealized depreciation                     (1,004,108)
                                               -----------
    Net unrealized appreciation
      (depreciation)                           $ 9,300,399
                                               ===========

(b) Non-income producing securities.

Ltd. -- Limited

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------


Schedule of Portfolio Investments
March 31, 2004

INTERNATIONAL EQUITY FUND

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
 FOREIGN STOCK 99.7%
            AUSTRALIA 5.0%
  23,471    BHP Billiton, Ltd.                $   219,686
  41,677    Coca-Cola Amatil, Ltd.                217,001
  27,172    News Corp., Ltd.                      244,370
   8,996    Rio Tinto, Ltd.                       236,328
  19,850    Westpac Banking Corp.                 265,961
                                              -----------
                                                1,183,346
                                              -----------
            FINLAND 2.4%
  27,195    Nokia Oyj                             557,444
                                              -----------
            FRANCE 16.2%
   9,250    Accor                                 374,781
  13,668    Axa                                   285,206
   6,532    BNP Paribas                           399,191
   2,725    Casino Guichard Perrachon             261,370
   7,062    Cie De Saint-Gobain                   356,773
   8,735    France Telecom (b)                    223,491
   2,719    L'Oreal                               208,168
   4,660    LVMH Moet Hennessy Louis Vuitton      342,455
   2,312    Pernod-Ricard                         281,280
   5,814    Schneider Electric                    378,676
   3,532    Societe Generale                      301,663
   2,180    Total SA                              400,244
                                              -----------
                                                3,813,298
                                              -----------
            GERMANY 9.2%
  11,346    Bayerische Motoren Werke              464,305
   4,950    Deutsche Bank                         410,910
   2,410    SAP                                   379,091
   7,252    Siemens                               535,610
  19,478    ThyssenKrupp                          361,681
                                              -----------
                                                2,151,597
                                              -----------
            HONG KONG 6.8%
 142,005    China Merchants Holdings
            International Co., Ltd.               199,581
  73,000    China Mobile Hong Kong, Ltd.          216,439
 559,000    China Resources Power Holdings
            (b)                                   324,661
  50,000    Henderson Land Development            239,376
  13,658    HSBC Holdings Plc                     205,981
  29,000    Hutchison Whampoa, Ltd.               208,443
  70,406    Yue Yuen Industrial Holdings,
            Ltd.                                  192,934
                                              -----------
                                                1,587,415
                                              -----------
            ITALY 3.0%
  20,224    ENI-Ente Nazionale Idrocarburi        406,600
  25,901    Mediaset                              287,422
                                              -----------
                                                  694,022
                                              -----------
            JAPAN 27.3%
  27,000    Ajinomoto Co., Inc.                   321,815
     110    Fuji Television Network, Inc.         309,800

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
FOREIGN STOCK (CONTINUED)
            JAPAN 27.3% (CONTINUED)
  44,000    Hino Motors, Ltd.                 $   317,624
   7,000    Honda Motor Co., Ltd.                 322,968
   4,000    Ito Yokado Co., Ltd.                  182,246
  64,000    Kubota Corp.                          305,128
  37,000    Kuraray Co., Ltd.                     317,951
      32    Mitsubishi Tokyo Financial
            Group, Inc.                           316,816
 136,000    Nippon Steel Corp.                    317,662
      63    Nippon Telegraph & Telephone
            Corp.                                 357,285
  18,000    Nomura Holdings                       327,870
  15,000    Ricoh Co., Ltd.                       308,550
  31,000    Sekisui House, Ltd.                   349,528
   2,600    Smc Corp.                             310,146
  33,000    Sumitomo Electric Industries,
            Ltd.                                  300,389
   4,000    TDK Corp.                             305,666
  80,000    Tokyo Gas Co., Ltd.                   302,975
  70,000    Toshiba Corp.                         317,585
   8,600    Toyota Motor Corp.                    320,738
   5,200    Yamada Denki Co., Ltd.                203,432
   9,000    Yamanouchi Pharmaceutical Co.,
            Ltd.                                  309,703
                                              -----------
                                                6,425,877
                                              -----------
            LUXEMBOURG 1.5%
  18,881    Arcelor                               342,474
                                              -----------
            NETHERLANDS 4.0%
  12,134    ASML Holding NV (b)                   222,330
  18,781    Ing Groep                             412,670
  10,752    Koninklijke Philips Electronics       310,905
                                              -----------
                                                  945,905
                                              -----------
            NORWAY 0.3%
   9,200    Telenor ASA                            63,782
                                              -----------
            PORTUGAL 1.0%
  21,812    Portugal Telecom                      243,923
                                              -----------
            SINGAPORE 1.8%
  18,354    Singapore Press Holdings, Ltd.        206,944
  28,000    United Overseas Bank, Ltd.            223,833
                                              -----------
                                                  430,777
                                              -----------
            SOUTH KOREA 0.9%
   6,073    POSCO - ADR                           214,923
                                              -----------
            SPAIN 3.2%
  34,186    Banco Santander Central
            Hispanoamericano                      371,799
  24,830    Telefonica                            375,622
                                              -----------
                                                  747,421
                                              -----------
            SWEDEN 1.6%
   3,608    Atlas Copco AB, Class A               128,219
   2,113    Hennes & Mauritz AB, Series B          56,879
   1,947    Sandvik                                62,092


40
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--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

INTERNATIONAL EQUITY FUND (CONTINUED)


                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
FOREIGN STOCK (CONTINUED)
            SWEDEN (CONTINUED)
  19,420    Skandia Forsakrings               $    76,740
   1,400    Volvo AB, Series A                     44,740
                                              -----------
                                                  368,670
                                              -----------
            SWITZERLAND 3.7%
   2,121    Cie Financ Richemont                   57,008
   3,600    Credit Suisse Group                   124,750
     518    Nestle                                132,071
   2,602    Roche Holding                         254,172
     546    The Swatch Group                       70,898
   2,953    UBS                                   219,345
                                              -----------
                                                  858,244
                                              -----------
            UNITED KINGDOM 11.8%
   4,420    AMEC Plc                               25,203
   3,520    AstraZeneca Plc                       163,219
  16,242    Barclays Plc                          143,058
  12,933    BG Group Plc                           77,308
   9,725    BHP Billiton Plc                       88,651
   5,331    BOC Group Plc                          88,227
  25,349    BP Plc                                212,440
   2,316    Carnival Plc                          108,497
   6,710    Diageo Plc                             87,434
   4,372    Excel Plc                              56,567
  11,595    HSBC Holdings Plc                     172,397
  12,227    Intercontinental Hotels Group
            Plc                                   111,683
  21,589    Kingfisher Plc                        114,469
   1,888    Man Group Plc                          60,688
  17,386    Prudential Plc                        142,989
   1,155    Reckitt Benckiser Plc                  28,551
   1,755    Rio Tinto Plc                          43,285
   5,741    Royal Bank of Scotland Group Plc      174,937
   5,081    Standard Chartered Plc                 85,070

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
FOREIGN STOCK (CONTINUED)
            UNITED KINGDOM (CONTINUED)
  19,741    Tesco Plc                         $    89,161
   8,584    Unilever Plc                           84,954
 108,245    Vodafone Group Plc                    256,132
   6,550    Whitbread Plc                          87,395
  12,672    William Morrison Supermarkets
            Plc                                    58,281
   6,820    Wolseley Plc                          105,851
  11,313    WPP Group Plc                         114,458
                                              -----------
                                                2,780,905
                                              -----------
Total Foreign Stock                            23,410,023
                                              -----------
Total (Cost $19,334,574) (a)                  $23,410,023
                                              ===========

---------------

Percentages indicated are based on net assets of $23,486,485.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $106,572. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                     $4,152,842
    Unrealized depreciation                       (183,965)
                                                ----------
    Net unrealized appreciation (depreciation)  $3,968,877
                                                ==========

(b) Non-income producing securities.

ADR -- American Depository Receipt

Ltd. -- Limited

Plc -- Public limited company

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2004

INTERNATIONAL EQUITY FUND (CONCLUDED)


As of March 31, 2004, sector diversification of the Fund was as follows:

                                                          % OF
SECTOR DIVERSIFICATION                                 NET ASSETS                           VALUE
----------------------                                 ----------                        -----------
Banks                                                     14.60%                         $ 3,415,711
Telephones & Telecommunications                            9.79                            2,294,119
Metals & Mining                                            7.31                            1,711,516
Food, Beverage & Tobacco                                   6.63                            1,554,405
Automotive                                                 6.28                            1,470,376
Electronics                                                5.45                            1,276,631
Diversified Manufacturing                                  4.70                            1,100,826
Petroleum & Fuel Products                                  4.65                            1,087,973
Broadcasting, Newspapers & Advertising                     4.08                              956,050
Financial Services                                         4.03                              944,217
Industrial Machinery                                       3.64                              852,396
Medical Products & Services                                3.11                              727,094
Energy                                                     3.10                              724,905
Utilities & Electrical Services                            2.94                              688,821
Computers, Products & Services                             2.57                              601,421
Building & Construction                                    2.43                              569,847
Merchandising                                              2.28                              532,777
Retail                                                     1.90                              446,497
Hotels & Lodging                                           1.60                              374,781
Insurance                                                  1.55                              361,946
Health & Personal Care                                     1.37                              319,851
Office Equipment & Services                                1.32                              308,550
Transportation                                             1.31                              308,078
Real Estate                                                1.02                              239,376
Printing & Publishing                                      0.88                              206,944
Clothing                                                   0.82                              192,934
Chemicals                                                  0.38                               88,227
Household Products                                         0.12                               28,551
Engineering                                                0.11                               25,203
                                                         ------                          -----------
TOTAL FOREIGN STOCK                                       99.97                           23,410,023
                                                         ------                          -----------
OTHER ASSETS AND LIABILITIES                               0.03                               76,462
                                                         ------                          -----------
NET ASSETS                                               100.00%                         $23,486,485
                                                         ======                          ===========

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

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                                                                              43

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------
                                       44

Statements of Assets and Liabilities
March 31, 2004

                                                                  SHORT/                      NEBRASKA
                                                               INTERMEDIATE      INCOME       TAX-FREE
                                                                 BOND FUND        FUND          FUND
--------------------------------------------------------------------------------------------------------
ASSETS:
------------------------------------------------------------
      Investments, at cost                                      $63,949,192    $91,717,305   $76,904,114
------------------------------------------------------------
      Unrealized appreciation from investments                    2,149,329      3,150,430     4,795,080
------------------------------------------------------------    -----------    -----------   -----------
      Investments, at value                                      66,098,521     94,867,735    81,699,194
------------------------------------------------------------
      Foreign currency, at value (Cost $0; $0, $0, $0, $0,
       $0, $0, $0, $26,537, respectively)                                --             --            --
------------------------------------------------------------
      Interest and dividends receivable                             713,655        782,464       943,883
------------------------------------------------------------
      Receivable for capital shares issued                           15,266         63,218            --
------------------------------------------------------------
      Receivable for investments sold                                    --             --     2,158,160
------------------------------------------------------------
      Reclaims receivable                                                --             --            --
------------------------------------------------------------
      Prepaid expenses and other assets                              20,470         29,655         7,386
------------------------------------------------------------    -----------    -----------   -----------
Total Assets                                                     66,847,912     95,743,072    84,808,623
------------------------------------------------------------    -----------    -----------   -----------
LIABILITIES:
------------------------------------------------------------
      Cash overdraft                                                     10             --            --
------------------------------------------------------------
      Distributions payable                                         234,142        326,090       249,890
------------------------------------------------------------
      Payable for capital shares redeemed                                --         17,000            --
------------------------------------------------------------
      Payable for investments purchased                                  --             --            --
------------------------------------------------------------
      Accrued expenses and other payables:
------------------------------------------------------------
        Investment advisory fees                                     20,483         43,384        37,199
------------------------------------------------------------
        Administration fees                                           1,631          2,349         2,084
------------------------------------------------------------
        Distribution fees                                             5,690          8,186         7,294
------------------------------------------------------------
        Other                                                        23,048         25,500        25,207
------------------------------------------------------------    -----------    -----------   -----------
Total Liabilities                                                   285,004        422,509       321,674
------------------------------------------------------------    -----------    -----------   -----------
Net Assets                                                      $66,562,908    $95,320,563   $84,486,949
------------------------------------------------------------    ===========    ===========   ===========
COMPOSITION OF NET ASSETS:
------------------------------------------------------------
Capital                                                          65,764,429     93,249,167    79,234,455
------------------------------------------------------------
Undistributed (distributions in excess of) net investment
  income                                                           (678,242)      (467,805)         (250)
------------------------------------------------------------
Undistributed net realized gains (losses) on investment and
  foreign currency transactions                                    (672,608)      (611,229)      457,664
------------------------------------------------------------
Unrealized appreciation on investment transactions and
  translation of assets and liabilities denominated in
  foreign currencies                                              2,149,329      3,150,430     4,795,080
------------------------------------------------------------    -----------    -----------   -----------
Net Assets                                                      $66,562,908    $95,320,563   $84,486,949
------------------------------------------------------------    ===========    ===========   ===========
Shares outstanding                                                6,594,158      9,356,143     8,241,081
------------------------------------------------------------    ===========    ===========   ===========
Net asset value, offering and redemption price per share        $     10.09    $     10.19   $     10.25
------------------------------------------------------------    ===========    ===========   ===========
--------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------


                                COLORADO                       CORE          GROWTH          SMALL      INTERNATIONAL
                                TAX-FREE      BALANCED        EQUITY      OPPORTUNITIES     COMPANY        EQUITY
                                  FUND          FUND           FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at value (Cost
 $63,949,192; $91,717,305; and
 $76,904,114 respectively)    $15,832,682   $23,216,941    $84,381,447     $52,824,407    $31,908,294    $19,334,574

Investments, at value (Cost
 $15,832,682; $23,216,941; and
 $84,381,447 respectively)      1,090,780     4,345,895     30,251,276      20,428,025      9,736,564      4,075,449
                              -----------   -----------   ------------     -----------    -----------    -----------

Investments, at value (Cost
 $52,824,407; $31,908,294; and
 $19,334,574 respectively)     16,923,462    27,562,836    114,632,723      73,252,432     41,644,858     23,410,023

Foreign currency, at value
 (Cost $0; $0; $26,537
 respectively)                        --             --             --              --             --          4,137

Interest and dividends
 receivable                       213,586       112,930        198,412          24,661         25,297         67,337

Receivable for capital shares
 issued                                --       288,093          9,297          70,542         10,461         13,641

Receivable for investments
 sold                                  --       404,324             --         616,238             --         48,405

Reclaims receivable                    --            --             --              --             --         10,256

Prepaid Expenses and other
 assets                             3,220        10,641         23,367          14,439         16,271         20,383

                              -----------   -----------   ------------     -----------    -----------    -----------
Total Assets:                  17,140,268    28,378,824    114,863,799      73,978,312     41,696,887     23,574,182
                              -----------   -----------   ------------     -----------    -----------    -----------
LIABILITIES:

Payable to custodian                   --            --             --              --             --         26,665

Distributions payable              45,145            --             --              --             --             --

Payable for capital shares
 redeemed                              --       259,595             --              --             --             --

Payable for investments
 purchased                             --            --             --              --             --         25,267

Accrued expenses and other
 payables:

Investment advisory fees            6,660        12,826         73,040          46,238         29,699         17,592

Administration fees                   420           684          2,794           1,795          1,006            563

Distribution fees                   1,465         2,340          9,738           6,145          3,494          1,955

Other                              11,102        14,945         32,639          25,151         21,677         15,655
                              -----------   -----------   ------------     -----------    -----------    -----------
Total Liabilities:                 64,792       290,390        118,211          79,329         55,876         87,697
                              -----------   -----------   ------------     -----------    -----------    -----------
Net Assets:                   $17,075,476   $28,088,434   $114,745,588     $73,898,983    $41,641,011    $23,486,485
                              ===========   ===========   ============     ===========    ===========    ===========
COMPOSITION OF NET ASSETS:

Capital                        15,938,701    25,935,515     85,947,427      55,361,065     32,034,574     18,689,060

Distributions in excess of net
 investment income                 (1,388)        5,231         12,844              --          5,695         49,434

Undistributed net realized
 gains (losses) on investment
 transactions                      47,383    (2,198,207)    (1,465,959)     (1,890,107)      (135,822)       693,642

Unrealized appreciation on
 investment transactions and
 translation of assets and
 liabilities
 denominated in foreign
 currencies                     1,090,780     4,345,895     30,251,276      20,428,025      9,736,564      4,054,349
                              -----------   -----------   ------------     -----------    -----------    -----------
Net Assets:                   $17,075,476   $28,088,434   $114,745,588     $73,898,983    $41,641,011    $23,486,485
                              ===========   ===========   ============     ===========    ===========    ===========
Shares Outstanding              1,624,335     2,416,549     11,860,173       5,417,583      2,423,187      2,092,320
                              ===========   ===========   ============     ===========    ===========    ===========
Redemption price per share    $     10.51   $     11.62   $       9.67     $     13.64    $     17.18    $     11.23
                              ===========   ===========   ============     ===========    ===========    ===========

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Statements of Operations
For the Year Ended March 31, 2004

                                                                  SHORT/                     NEBRASKA
                                                               INTERMEDIATE      INCOME      TAX-FREE
                                                                 BOND FUND        FUND         FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                      $2,435,057     $3,641,795   $4,062,855
  Dividend                                                           3,087          6,368        5,302
  Foreign tax withholding                                               --             --           --
------------------------------------------------------------    ----------     ----------   ----------
Total Income                                                     2,438,144      3,648,163    4,068,157
------------------------------------------------------------    ----------     ----------   ----------
EXPENSES:
------------------------------------------------------------
  Investment advisory fees                                         314,057        526,196      643,619
------------------------------------------------------------
  Administration fees                                              109,229        150,968      161,658
------------------------------------------------------------
  Shareholder service fees                                          62,811         87,698       91,944
------------------------------------------------------------
  Audit fees                                                        17,710         30,547       22,064
------------------------------------------------------------
  Custodian fees                                                    18,843         26,310       27,583
------------------------------------------------------------
  Transfer agent fees                                               39,164         44,806       39,257
------------------------------------------------------------
  Other fees                                                        53,981         77,038       69,813
------------------------------------------------------------    ----------     ----------   ----------
Total expenses before fee reductions and expenses paid
  indirectly                                                       615,795        943,563    1,055,938
------------------------------------------------------------
  Expenses voluntarily/contractually reduced                      (144,859)      (160,849)    (231,221)
------------------------------------------------------------
  Expenses paid indirectly                                              --             --           --
------------------------------------------------------------    ----------     ----------   ----------
Net Expenses                                                       470,936        782,714      824,717
------------------------------------------------------------    ----------     ----------   ----------
Net Investment Income (Loss)                                     1,967,208      2,865,449    3,243,440
------------------------------------------------------------    ----------     ----------   ----------
REALIZED AND UNREALIZED GAIN AND LOSS FROM INVESTMENTS AND
  FOREIGN CURRENCY:
------------------------------------------------------------
Net realized gain from investments and foreign currency
  transactions                                                     515,883      1,173,140      650,888
------------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments and translation of assets and liabilities in
  foreign currencies                                               199,550        697,206      (69,597)
------------------------------------------------------------    ----------     ----------   ----------
Net realized and unrealized gain from investments and
  foreign currency                                                 715,433      1,870,346      581,291
------------------------------------------------------------    ----------     ----------   ----------
Change in net assets resulting from operations                  $2,682,641     $4,735,795   $3,824,731
------------------------------------------------------------    ==========     ==========   ==========
------------------------------------------------------------------------------------------------------


(a) The Advisor has contractually agreed to waive or reimburse all or a portion of its fee so that the total operating expenses will not exceed 0.90%.

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------


                               COLORADO                    CORE          GROWTH          SMALL      INTERNATIONAL
                               TAX-FREE     BALANCED      EQUITY      OPPORTUNITIES     COMPANY        EQUITY
                                 FUND         FUND         FUND           FUND           FUND           FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                       $691,872      $324,815     $   25,984     $     2,415      $  10,922      $       281
Dividend                          1,506        77,131      2,268,083         347,609        547,847          406,768
Foreign tax withholding              --            --             --              --             --          (44,575)

                              ---------    ----------    -----------     -----------    -----------      -----------
Total Income:                   693,378       401,946      2,294,067         350,024        558,769          362,474
                              ---------    ----------    -----------     -----------    -----------      -----------

EXPENSES:

Investment advisory fees        118,070       159,895        799,076         455,530        297,257          174,110

Administration fees              29,508        36,020        185,391         104,481         60,244           29,590

Shareholder Service fees             --        21,319        106,542              --         34,971           17,411

Audit fees                        4,528         7,009         22,283          14,766         10,997            5,822

Custodian fees                    5,060         6,396         31,963          18,221         10,491           15,000

Transfer agent fees              17,217        25,105         47,577          27,146         34,475           21,249

Other fees                       22,972        28,105         76,542          45,596         34,572           26,298
                              ---------    ----------    -----------     -----------    -----------      -----------
Total expenses before
 voluntary fee reductions and
 expenses paid indirectly       197,355       283,849      1,269,374         665,740        483,007          289,480

Expenses voluntarily reduced    (45,494)(a)   (49,004)       (89,225)        (21,517)       (92,627)         (27,406)

Expenses paid indirectly             --        (6,118)            --         (29,396)            --               --
                              ---------    ----------    -----------     -----------    -----------      -----------
Total Expenses                  151,861       228,727      1,180,149         614,827        390,380          262,074
                              ---------    ----------    -----------     -----------    -----------      -----------
NET INVESTMENT INCOME           541,517       173,219      1,113,918        (264,803)       168,389          100,400
                              ---------    ----------    -----------     -----------    -----------      -----------

REALIZED/UNREALIZED GAINS AND
 LOSSES FROM INVESTMENTS:

Realized gains on investment
 transactions                   164,947       566,760        395,011         888,759      1,048,085        1,323,373

Change in unrealized
 appreciation (depreciation)
 on investment transactions     (12,808)    4,356,190     25,886,610      19,798,918      9,786,458        5,102,501
                              ---------    ----------    -----------     -----------    -----------      -----------
Net realized/unrealized gains
 (losses) on investments        152,139     4,922,950     26,281,621      20,687,677     10,834,543        6,425,874
                              ---------    ----------    -----------     -----------    -----------      -----------
Change in net assets resulting
 from operations              $ 693,656    $5,096,169    $27,395,539    $ 20,422,874    $11,002,932      $ 6,526,274
                              =========    ==========    ===========     ===========    ===========      ===========

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Years Ended

                                                                  SHORT/INTERMEDIATE                  INCOME
                                                                       BOND FUND                       FUND
                                                              ---------------------------   --------------------------
                                                               MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                                  2004           2003           2004          2003
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                         $  1,967,208   $  2,080,969   $  2,865,449   $ 3,089,689
-----------------------------------------------------------
Net realized gain from investments                                 515,883      1,032,354      1,173,140     1,294,308
-----------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments                                                      199,550      2,065,910        697,206     2,653,720
-----------------------------------------------------------   ------------   ------------   ------------   -----------
Change in net assets resulting from operations                   2,682,641      5,179,233      4,735,795     7,037,717
-----------------------------------------------------------   ------------   ------------   ------------   -----------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Institutional Class Shareholders:
  From net investment income                                    (2,851,996)    (2,491,996)    (3,830,926)   (3,837,197)
-----------------------------------------------------------
  From net realized gain on investments                                 --             --       (360,367)      (77,067)
-----------------------------------------------------------
Dividends to Class A Shareholders (a):
  From net investment income                                            --             --             --        (1,440)
-----------------------------------------------------------
  From net realized gain on investments                                 --             --             --           (47)
-----------------------------------------------------------
Dividends to Class B Shareholders (a):
  From net investment income                                            --             --             --        (2,193)
-----------------------------------------------------------
  From net realized gain on investments                                 --             --             --           (89)
-----------------------------------------------------------   ------------   ------------   ------------   -----------
Change in net assets from shareholder distributions             (2,851,996)    (2,491,996)    (4,191,293)   (3,918,033)
-----------------------------------------------------------   ------------   ------------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
  Proceeds from shares issued                                   25,733,445     15,662,250(b)   38,676,295   16,910,281
-----------------------------------------------------------
  Dividends reinvested                                           1,043,430      1,016,568      1,086,294       119,762
-----------------------------------------------------------
  Cost of shares redeemed                                      (16,108,168)   (10,822,218)   (20,097,165)   (9,082,338)
-----------------------------------------------------------   ------------   ------------   ------------   -----------
Net increase                                                    10,668,707      5,856,600     19,665,424     7,947,705
-----------------------------------------------------------   ------------   ------------   ------------   -----------
CLASS A (a):
  Proceeds from shares issued                                           --             --             --        38,206
-----------------------------------------------------------
  Dividends reinvested                                                  --             --             --         1,312
-----------------------------------------------------------
  Cost of shares redeemed                                               --             --             --       (42,036)
-----------------------------------------------------------   ------------   ------------   ------------   -----------
  Net decrease                                                          --             --             --        (2,518)
-----------------------------------------------------------   ------------   ------------   ------------   -----------
CLASS B (a):
  Proceeds from shares issued                                           --             --             --        44,849
-----------------------------------------------------------
  Dividends reinvested                                                  --             --             --         1,997
-----------------------------------------------------------
  Cost of shares redeemed                                               --             --             --       (79,742)
-----------------------------------------------------------   ------------   ------------   ------------   -----------
Net decrease                                                            --             --             --       (32,896)
-----------------------------------------------------------   ------------   ------------   ------------   -----------
Change due to capital share transactions                        10,668,707      5,856,600     19,665,424     7,912,291
-----------------------------------------------------------   ------------   ------------   ------------   -----------
TOTAL INCREASE                                                  10,499,352      8,543,837     20,209,926    11,031,975
-----------------------------------------------------------   ------------   ------------   ------------   -----------
NET ASSETS:
  Beginning of year                                             56,063,556     47,519,719     75,110,637    64,078,662
-----------------------------------------------------------   ------------   ------------   ------------   -----------
  End of year                                                 $ 66,562,908   $ 56,063,556   $ 95,320,563   $75,110,637
-----------------------------------------------------------   ============   ============   ============   ===========
Undistributed (distributions in excess of) net investment
  income                                                          (678,242)      (502,773)      (467,805)     (748,677)
-----------------------------------------------------------   ============   ============   ============   ===========
----------------------------------------------------------------------------------------------------------------------

(a) Class A and Class B shares were fully liquidated on December 30, 2002.

(b) Includes in-kind purchase (see Note 8 in the Notes to Financial Statements).

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Years Ended

                                                                    NEBRASKA                     COLORADO
                                                                  TAX-FREE FUND                TAX-FREE FUND
                                                           ---------------------------   -------------------------
                                                            MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                                                               2004           2003          2004          2003
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                      $  3,243,440   $  3,762,119   $   541,517   $   568,236
--------------------------------------------------------
Net realized gain from investments                              650,888        766,024       164,947       122,617
--------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments                                                   (69,597)     4,493,851       (12,808)      949,084
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change in net assets resulting from operations                3,824,731      9,021,994       693,656     1,639,937
--------------------------------------------------------   ------------   ------------   -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Institutional Class Shareholders:
  From net investment income                                 (3,243,606)    (3,679,758)     (540,914)     (567,472)
--------------------------------------------------------
  From net realized gain on investments                        (360,728)      (836,864)     (141,528)     (120,081)
--------------------------------------------------------
Dividends to Class A Shareholders (a):
  From net investment income                                         --        (82,492)           --           (27)
--------------------------------------------------------
  From net realized gain on investments                              --        (14,377)           --            (9)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change in net assets from shareholder distributions          (3,604,334)    (4,613,491)     (682,442)     (687,589)
--------------------------------------------------------   ------------   ------------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
  Proceeds from shares issued                                 5,032,232      7,800,727     3,756,445     5,313,231
--------------------------------------------------------
  Dividends reinvested                                           71,483         77,674        39,092        16,857
--------------------------------------------------------
  Cost of shares redeemed                                   (16,017,753)   (17,036,736)   (3,781,373)   (5,807,235)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Net increase (decrease)                                     (10,914,038)    (9,158,335)       14,164      (477,147)
--------------------------------------------------------   ------------   ------------   -----------   -----------
CLASS A (a):
  Proceeds from shares issued                                        --      1,470,831            --            --
--------------------------------------------------------
  Dividends reinvested                                               --         85,995            --            32
--------------------------------------------------------
  Cost of shares redeemed                                            --     (5,613,259)           --        (1,172)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Net decrease                                                         --     (4,056,433)           --        (1,140)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change due to capital share transactions                    (10,914,038)   (13,214,768)       14,164      (478,287)
--------------------------------------------------------   ------------   ------------   -----------   -----------
TOTAL INCREASE (DECREASE)                                   (10,693,641)    (8,806,265)       25,378       474,061
--------------------------------------------------------   ------------   ------------   -----------   -----------
NET ASSETS:
  Beginning of year                                          95,180,590    103,986,855    17,050,098    16,576,037
--------------------------------------------------------   ------------   ------------   -----------   -----------
  End of year                                              $ 84,486,949   $ 95,180,590   $17,075,476   $17,050,098
--------------------------------------------------------   ------------   ------------   -----------   -----------
Undistributed (distributions in excess of) net
  investment income                                                (250)           166        (1,388)          734
--------------------------------------------------------   ============   ============   ===========   ===========
------------------------------------------------------------------------------------------------------------------

(a) Class A shares were fully liquidated on December 30, 2002.

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------


Statements of Changes in Net Assets
For the Years Ended

                                                                   BALANCED                    CORE EQUITY
                                                                     FUND                         FUND
                                                           -------------------------   ---------------------------
                                                            MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,
                                                              2004          2003           2004           2003
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                      $   173,219   $   160,884   $  1,113,918   $  1,168,439
--------------------------------------------------------
Net realized gain/loss from investments                        566,760      (677,615)       395,011     (1,205,984)
--------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments                                                4,356,190      (700,416)    25,886,610    (29,134,949)
--------------------------------------------------------   -----------   -----------   ------------   ------------
Change in net assets resulting from operations               5,096,169    (1,217,147)    27,395,539    (29,172,494)
--------------------------------------------------------   -----------   -----------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Institutional Class Shareholders:
  From net investment income                                  (171,084)     (164,986)    (1,056,406)    (1,145,501)
--------------------------------------------------------
  From net realized gain on investments                             --            --             --       (766,532)
--------------------------------------------------------
  Tax Return of Capital                                             --            --        (49,572)       (26,634)
--------------------------------------------------------
Dividends to Class A Shareholders (a):
  From net investment income                                        --            --             --           (277)
--------------------------------------------------------
  From net realized gain on investments                             --            --             --           (274)
--------------------------------------------------------
Dividends to Class B Shareholders (a):
  From net investment income                                        --            --             --           (167)
--------------------------------------------------------
  From net realized gain on investments                             --            --             --           (606)
--------------------------------------------------------   -----------   -----------   ------------   ------------
Change in net assets from shareholder distributions           (171,084)     (164,986)    (1,105,978)    (1,939,991)
--------------------------------------------------------   -----------   -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
  Proceeds from shares issued                               16,313,822     6,096,532     12,419,753      8,758,687
--------------------------------------------------------
  Dividends reinvested                                         165,519       160,508        444,386        781,100
--------------------------------------------------------
  Cost of shares redeemed                                   (6,800,139)   (6,030,035)   (19,407,891)   (15,748,808)
--------------------------------------------------------   -----------   -----------   ------------   ------------
Net increase (decrease)                                      9,679,202       227,005     (6,543,752)    (6,209,021)
--------------------------------------------------------   -----------   -----------   ------------   ------------
CLASS A (a):
  Proceeds from shares issued                                       --            --             --         13,084
--------------------------------------------------------
  Dividends reinvested                                              --            --             --            550
--------------------------------------------------------
  Cost of shares redeemed                                           --            --             --        (38,755)
--------------------------------------------------------   -----------   -----------   ------------   ------------
Net decrease                                                        --            --             --        (25,121)
--------------------------------------------------------   -----------   -----------   ------------   ------------
CLASS B (a):
  Proceeds from shares issued                                       --            --             --         54,340
--------------------------------------------------------
  Dividends reinvested                                              --            --             --            773
--------------------------------------------------------
  Cost of shares redeemed                                           --            --             --        (81,972)
--------------------------------------------------------   -----------   -----------   ------------   ------------
Net decrease                                                        --            --             --        (26,859)
--------------------------------------------------------   -----------   -----------   ------------   ------------
Change due to capital share transactions                     9,679,202       227,005     (6,543,752)    (6,261,001)
--------------------------------------------------------   -----------   -----------   ------------   ------------
TOTAL INCREASE (DECREASE)                                   14,604,287    (1,155,128)    19,745,809    (37,373,486)
--------------------------------------------------------   -----------   -----------   ------------   ------------
NET ASSETS:
  Beginning of year                                         13,484,147    14,639,275     94,999,779    132,373,265
--------------------------------------------------------   -----------   -----------   ------------   ------------
  End of year                                              $28,088,434   $13,484,147   $114,745,588   $ 94,999,779
--------------------------------------------------------   ===========   ===========   ============   ============
Undistributed net investment income                              5,231         3,096         12,844             --
--------------------------------------------------------   ===========   ===========   ============   ============
------------------------------------------------------------------------------------------------------------------

(a) Class A and Class B shares were fully liquidated on December 30, 2002.

See Notes to Financial Statements.


50
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Statements of Changes in Net Assets
For the Years Ended

                                                              GROWTH OPPORTUNITIES            SMALL COMPANY
                                                                      FUND                        FUND
                                                            -------------------------   -------------------------
                                                             MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                               2004          2003          2004          2003
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                $  (264,803)  $  (205,576)  $   168,389   $   138,053
---------------------------------------------------------
Net realized gain/loss from investments                         888,759      (609,410)    1,048,085    (1,069,973)
---------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments                                                19,798,918   (11,084,648)    9,786,458    (3,410,301)
---------------------------------------------------------   -----------   -----------   -----------   -----------
Change in net assets resulting from operations               20,422,874   (11,899,634)   11,002,932    (4,342,221)
---------------------------------------------------------   -----------   -----------   -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Institutional Class Shareholders:
  From net realized gain on investments                          (6,794)           --      (166,604)     (137,885)
---------------------------------------------------------
  Tax Return of Capital                                              --            --            --          (530)
---------------------------------------------------------
Dividends to Class A Shareholders (a):
  From net investment income                                         --            --            --          (341)
---------------------------------------------------------   -----------   -----------   -----------   -----------
Change in net assets from shareholder distributions              (6,794)           --      (166,604)     (138,756)
---------------------------------------------------------   -----------   -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
  Proceeds from shares issued                                18,086,597    15,127,227    11,098,965    12,579,945
---------------------------------------------------------
  Dividends reinvested                                            3,121             3        91,676        76,372
---------------------------------------------------------
  Cost of shares redeemed                                   (10,228,878)  (11,196,961)   (6,863,844)   (4,275,069)
---------------------------------------------------------   -----------   -----------   -----------   -----------
Net increase                                                  7,860,840     3,930,269     4,326,797     8,381,248
---------------------------------------------------------   -----------   -----------   -----------   -----------
CLASS A (a):
  Proceeds from shares issued                                        --        17,053            --        66,440
---------------------------------------------------------
  Dividends reinvested                                               --            --            --           335
---------------------------------------------------------
  Cost of shares redeemed                                            --       (50,957)           --      (152,537)
---------------------------------------------------------   -----------   -----------   -----------   -----------
Net decrease                                                         --       (33,904)           --       (85,762)
---------------------------------------------------------   -----------   -----------   -----------   -----------
CLASS B (a):
  Proceeds from shares issued                                        --        13,106            --        58,684
---------------------------------------------------------
  Cost of shares redeemed                                            --       (98,189)           --      (156,292)
---------------------------------------------------------   -----------   -----------   -----------   -----------
Net decrease                                                         --       (85,083)           --       (97,608)
---------------------------------------------------------   -----------   -----------   -----------   -----------
Change due to capital share transactions                      7,860,840     3,811,282     4,326,797     8,197,878
---------------------------------------------------------   -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE)                                    28,276,920    (8,088,352)   15,163,125     3,716,901
---------------------------------------------------------   -----------   -----------   -----------   -----------
NET ASSETS:
  Beginning of year                                          45,622,063    53,710,415    26,477,886    22,760,985
---------------------------------------------------------   -----------   -----------   -----------   -----------
  End of year                                               $73,898,983   $45,622,063   $41,641,011   $26,477,886
---------------------------------------------------------   ===========   ===========   ===========   ===========
Undistributed net investment income                                  --            --         5,695           201
---------------------------------------------------------   ===========   ===========   ===========   ===========
-----------------------------------------------------------------------------------------------------------------

(a) Class A and Class B shares were fully liquidated on December 30, 2002.

See Notes to Financial Statements.



                                                                              51
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ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Periods Ended

                                                                     INTERNATIONAL
                                                                      EQUITY FUND
                                                               --------------------------
                                                                MARCH 31,      MARCH 31,
                                                                   2004         2003(a)
-----------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                          $    100,400   $    29,886
------------------------------------------------------------
Net realized gain/loss from investments and foreign currency
  transactions                                                    1,323,373      (634,814)
------------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments and translation of assets and liabilities in
  foreign currency                                                5,102,501    (1,048,152)
------------------------------------------------------------   ------------   -----------
Change in net assets resulting from operations                    6,526,274    (1,653,080)
------------------------------------------------------------   ------------   -----------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Institutional Class Shareholders:
  From net investment income                                        (75,769)           --
------------------------------------------------------------   ------------   -----------
Change in net assets from shareholder distributions                 (75,769)           --
------------------------------------------------------------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
  Proceeds from shares issued                                     9,062,962    13,602,015
------------------------------------------------------------
  Cost of shares redeemed                                        (3,522,587)     (453,330)
------------------------------------------------------------   ------------   -----------
Net increase                                                      5,540,375    13,148,685
------------------------------------------------------------   ------------   -----------
Change due to capital share transactions                          5,540,375    13,148,685
------------------------------------------------------------   ------------   -----------
TOTAL INCREASE                                                   11,990,880    11,495,605
------------------------------------------------------------   ------------   -----------
NET ASSETS:
  Beginning of period                                            11,495,605            --
------------------------------------------------------------   ------------   -----------
  End of period                                                $ 23,486,485   $11,495,605
------------------------------------------------------------   ============   ===========
Undistributed (distributions in excess of) net investment
  income                                                             49,434       (10,665)
------------------------------------------------------------   ============   ===========
-----------------------------------------------------------------------------------------

(a) Commenced operations on May 30, 2002.

See Notes to Financial Statements.


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                                                                              53

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Financial Highlights
For a Share Outstanding Throughout the Years or Periods Ended March 31,

                      CHANGE IN NET ASSETS
                   RESULTING FROM OPERATIONS:
                   ---------------------------                                                       RATIOS/SUPPLEMENTAL DATA:
                                 NET REALIZED      LESS DIVIDENDS FROM:                             ---------------------------
                                      AND        ------------------------
      NET ASSET                   UNREALIZED                      NET       NET ASSET               NET ASSETS,
        VALUE,         NET        GAIN (LOSS)       NET        REALIZED      VALUE,                   END OF       EXPENSES TO
      BEGINNING    INVESTMENT        FROM        INVESTMENT     GAIN ON      END OF       TOTAL       PERIOD         AVERAGE
      OF PERIOD      INCOME       INVESTMENTS      INCOME     INVESTMENTS    PERIOD     RETURN(A)     (000'S)     NET ASSETS(B)
-------------------------------------------------------------------------------------------------------------------------------
SHORT/INTERMEDIATE BOND FUND
Institutional Class
2004    $10.13        $0.35         $ 0.07         $(0.46)      $   --       $10.09        4.25%     $ 66,563          0.75%
2003      9.59         0.39           0.63          (0.48)          --        10.13       10.87        56,064          0.76
2002     10.01         0.52          (0.39)         (0.53)       (0.02)        9.59        1.26        47,520          0.75
2001      9.56         0.53           0.45          (0.53)          --        10.01       10.52        46,827          0.96
2000     10.01         0.51          (0.45)         (0.51)          --         9.56        0.71        21,008          1.02
 INCOME FUND
Institutional Class
2004    $10.27        $0.35         $ 0.07         $(0.45)      $(0.05)      $10.19        4.25%     $ 95,321          0.89%
2003      9.81         0.55           0.49          (0.57)       (0.01)       10.27       10.79        75,111          0.89
2002     10.00         0.61          (0.15)         (0.61)       (0.04)        9.81        4.65        64,047          0.81
2001(c)    10.00       0.03          (0.01)         (0.02)          --        10.00        0.25        70,901          1.09
 NEBRASKA TAX-FREE FUND
Institutional Class
2004    $10.22        $0.36         $ 0.07         $(0.36)      $(0.04)      $10.25        4.31%     $ 84,487          0.90%
2003      9.81         0.38           0.50          (0.38)       (0.09)       10.22        9.03        95,181          0.90
2002     10.02         0.40          (0.13)         (0.40)       (0.08)        9.81        2.79       100,111          0.86
2001(c)    10.00       0.02           0.02          (0.02)          --        10.02        0.34       121,961          1.10
 COLORADO TAX-FREE FUND
Institutional Class
2004    $10.51        $0.34         $ 0.09         $(0.34)      $(0.09)      $10.51        4.16%     $ 17,075          0.90%
2003      9.93         0.35           0.65          (0.35)       (0.07)       10.51       10.23        17,050          0.90
2002     10.06         0.35          (0.13)         (0.35)          --         9.93        2.22        16,575          0.90
2001(c)    10.00       0.02           0.06          (0.02)          --        10.06        0.76        11,855          0.90
 BALANCED FUND
Institutional Class
2004    $ 9.02        $0.08         $ 2.60         $(0.08)      $   --       $11.62       29.80%     $ 28,088          1.07%
2003      9.95         0.10          (0.92)         (0.11)          --         9.02       (8.19)       13,484          1.35
2002      9.75         0.21           0.19          (0.20)          --         9.95        4.10        14,639          1.25
2001      9.29         0.27           0.46          (0.27)          --         9.75        8.10         6,414          1.73
2000     11.06         0.34          (0.98)         (0.35)       (0.78)        9.29       (6.18)       12,010          1.10


          RATIOS/SUPPLEMENTAL DATA:
------------------------------------------
      NET
  INVESTMENT
   INCOME TO      EXPENSES TO
    AVERAGE         AVERAGE       PORTFOLIO
 NET ASSETS(B)   NET ASSETS*(B)   TURNOVER
 ------------------------------------------
SHORT/INTERMEDIATE BOND FUND
Institutional Class
2004          3.14%           0.98%           74%
2003          4.06            1.04            70
2002          5.23            1.03           118
2001          5.57            1.14            69
2000          5.28            1.18            36
 INCOME FUND
Institutional Class
2004          3.27%           1.08%          103%
2003          4.47            1.14            82
2002          4.83            1.08            85
2001(c)       5.62            1.37             4
 NEBRASKA TAX-FREE FUND
Institutional Class
2004          3.54%           1.15%            9%
2003          3.71            1.18            12
2002          3.92            1.14            50
2001(c)       3.49            1.38            --
 COLORADO TAX-FREE FUND
Institutional Class
2004          3.20%           1.17%           13%
2003          3.37            1.40            13
2002          3.48            1.19             3
2001(c)       3.67            1.57            --
 BALANCED FUND
Institutional Class
2004          0.81%           1.33%           74%
2003          1.16            1.53            57
2002          2.09            1.54            85
2001          2.88            2.09            77
2000          3.16            1.42            31




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
                        CHANGE IN NET ASSETS
                     RESULTING FROM OPERATIONS:
                     ---------------------------
                                   NET REALIZED
                                        AND
                                    UNREALIZED            LESS DIVIDENDS FROM:
                                    GAIN (LOSS)    ----------------------------------
        NET ASSET        NET           FROM                         NET                 NET ASSET
          VALUE,     INVESTMENT     INVESTMENTS       NET        REALIZED     RETURN     VALUE,
        BEGINNING      INCOME       AND FOREIGN    INVESTMENT     GAIN ON       OF       END OF       TOTAL
        OF PERIOD      (LOSS)        CURRENCY        INCOME     INVESTMENTS   CAPITAL    PERIOD     RETURN(A)
-------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
Institutional Class
2004      $ 7.51       $ 0.09         $ 2.16         $(0.09)      $   --      $   --(+)  $ 9.67       30.11%
2003        9.89         0.09          (2.32)         (0.09)       (0.06)         --(+)    7.51      (22.64)
2002        9.51         0.12           0.50          (0.11)       (0.13)         --       9.89        6.64
2001        9.00         0.12           0.57          (0.11)       (0.05)      (0.02)      9.51        7.82
2000       13.36         0.19          (1.21)         (0.19)       (3.15)         --       9.00       (9.29)
 GROWTH OPPORTUNITIES FUND
Institutional Class
2004      $ 9.53       $(0.05)        $ 4.16         $   --(+)    $   --      $   --     $13.64       43.14%
2003       12.10        (0.04)         (2.53)            --           --          --       9.53      (21.24)
2002       11.22         0.06           0.90          (0.08)          --          --      12.10        8.58
2001       11.44         0.07          (0.23)         (0.06)          --          --      11.22       (1.38)
2000        9.48         0.01           1.95             --           --          --      11.44       20.72
 SMALL COMPANY FUND
Institutional Class
2004      $12.38       $ 0.07         $ 4.80         $(0.07)      $   --      $   --     $17.18       39.47%
2003       14.79         0.07          (2.41)         (0.07)          --          --(+)   12.38      (15.81)
2002       12.26         0.10           2.68          (0.10)       (0.15)         --      14.79       22.95
2001       10.31         0.12           1.95          (0.12)          --          --      12.26       20.12
2000        9.85         0.10           0.65          (0.10)       (0.19)         --      10.31        7.55
 INTERNATIONAL EQUITY FUND
Institutional Class
2004      $ 7.44       $ 0.06         $ 3.77         $(0.04)      $   --      $   --     $11.23       51.48%
2003(d)   $10.00         0.03(e)       (2.59)            --           --          --       7.44      (25.60)(f)


                               RATIOS/SUPPLEMENTAL DATA:
        ------------------------------------------------------------------------
                                           NET
        NET ASSETS,                    INVESTMENT
          END OF       EXPENSES TO    INCOME (LOSS)    EXPENSES TO
          PERIOD         AVERAGE       TO AVERAGE        AVERAGE       PORTFOLIO
          (000'S)     NET ASSETS(B)   NET ASSETS(B)   NET ASSETS*(B)   TURNOVER
------  ------------------------------------------------------------------------
CORE EQUITY FUND
Institutional Class
2004     $114,746          1.11%           1.05%           1.19%           10%
2003       95,000          1.12            1.08            1.25            13
2002      132,295          1.03            1.09            1.20            16
2001      144,092          1.11            1.10            1.23            86
2000       87,537          1.07            1.47            1.18            23
 GROWTH OPPORTUNITIES FUND
Institutional Class
2004     $ 73,899          1.01%          (0.44)%          1.10%           55%
2003       45,622          1.08           (0.43)           1.26            62
2002       53,558          0.99            0.47            1.26            83
2001       45,590          0.96            0.89            1.28            72
2000       23,013          1.03            0.10            1.41            74
 SMALL COMPANY FUND
Institutional Class
2004     $ 41,641          1.12%           0.47%           1.38%           15%
2003       26,478          1.20            0.60            1.63            11
2002       22,532          1.21            0.73            1.64            27
2001       11,027          1.53            1.07            2.03            46
2000        8,624          1.46            0.89            2.02            37
 INTERNATIONAL EQUITY FUND
Institutional Class
2004     $ 23,486          1.51%           0.58%           1.66%          103%
2003(d     11,496          1.61(f)         0.52(f)         2.21            37

 * Ratios excluding waivers and expenses paid indirectly.

 + Value is less than $0.005.


(a) Not annualized for periods less than one year.


(b) Annualized for periods less than one year.


(c) Commenced operations on March 9, 2001.


(d) Commenced operations on May 30, 2002.


(e) Per share data calculated using average shares method.


(f) Net of voluntary waivers from the administrator. Excluding the voluntary waivers from the administrator, the total return, ratio of expenses including waivers and ratio of net investment income would have been (26.05)%, 2.01%, and 0.12% respectively.

See Notes to Financial Statements.

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ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 2004

1. Organization

First Focus Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Company consists of 9 series, the Short/Intermediate Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Colorado Tax-Free Fund, the Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund, the Small Company Fund and the International Equity Fund (individually referred to as the "Fund" and collectively as the "Funds"). Each series represents a distinct portfolio with its own investment objectives and policies.

The Company is authorized to issue an unlimited number of shares. All Funds presently offer Institutional Class shares without a sales charge. Prior to December 30, 2002, Class A and B shares were offered by the Income, Core Equity, Growth Opportunities and Small Company Funds. Class A shares were offered by the Nebraska Tax-Free and Colorado Tax-Free Funds. As of December 30, 2002 Class A and B shares were fully liquidated. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with the accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value per share of the Funds is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Fund's net asset value per share is calculated by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Funds' assets for calculating the net asset value, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, FNB Fund Advisers ("FNB") or FNC Fund Advisers ("FNC") collectively, the "Advisers," both divisions of First National Bank of Omaha ("First National"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee pursuant to procedures established by the Board of Directors. Factors used in determining fair value include but are not limited to type of security or asset, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Securities Transactions and Investment Income

Security transactions are accounted for no later than the first calculation on the first business day following the

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Risk Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Exchange Transactions

The book and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, other assets and liabilities at the current rate of exchange

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 28%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim benefits of such treaties. If the value of more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

Repurchase Agreements

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/ dealers that the Advisers deem credit-worthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act. As of March 31, 2004, the Funds did not hold any repurchase agreements.

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets or some other reasonable method.

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ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2004


Distributions to Shareholders

The Short/Intermediate Bond, Income, Nebraska Tax-Free and Colorado Tax-Free Funds declare dividends of net investment income daily and pay them monthly. The Core Equity and Small Company Funds declare and pay monthly, the Balanced Fund declares and pays quarterly and the Growth Opportunities and International Equity Funds declare and pay annually. Distributions of net realized capital gains, if any, will be declared at least annually.

Federal Income Taxes

It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders that will be sufficient to relieve it from substantially all Federal income taxes.

Expenses Paid Indirectly

Some funds direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Funds had expenses reduced by the amounts shown below. The effect on the Fund's expense ratios, as a percentage of the average net assets of the Fund on an annualized basis, for the year ended March 31, 2004 is as follows:

                                AMOUNT    RATIO
                                -------   -----
Balanced Fund                   $ 6,118   0.03%
Growth Opportunities Fund       $29,396   0.05%

3. Related Party Transactions

The Funds have agreements with the respective Advisors to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds pay a monthly fee at the annual rate of the following percentages on average daily net assets: to FNB, 0.50% for the Short Intermediate Bond Fund, 0.60% for the Income Fund, 0.70% for the Nebraska Tax-Free Fund, 0.75% for the Balanced and Core Equity Funds, 0.85% for the Small Company Fund and 1.00% for the International Equity Fund; and to FNC, 0.70% for the Colorado Tax-Free Fund and 0.75% for the Growth Opportunities Fund. FNC has contractually agreed to waive or reimburse all or a portion of its fee so that the total operating expenses in the Colorado Tax-Free Fund will not exceed 0.90%.

KBC Asset Management International Ltd. ("KBCAM"), a subsidiary of KBCAM Limited, serves as the sub-adviser to the International Equity Fund. Under the terms of this agreement, FNB pays to KBCAM a monthly fee of 0.50% of the average daily net assets of the International Equity Fund. KBCAM has voluntarily agreed to waive 0.10% of it's sub-advisory fee. This voluntarily agreement may discontinue at any time.

First National Bank serves as custodian for each of the Funds, with the exception of the International Equity Fund, for which The Northern Trust Company acts as custodian. First National Bank, as custodian, receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the period April 1, 2003 through November 30, 2003 First National Bank voluntarily waived all of its fees for each of the Funds. The Northern Trust Company receives as compensation from the International Equity Fund a fee, computed daily and paid monthly, at an annual rate of 0.065% of the Fund's average daily net assets, subject to minimum fee of $15,000 annually.

First National Bank also serves as the Funds' Transfer Agent. They receive some out of pocket compensation from each of the Funds for their services. DST Systems, Inc., is the sub-transfer agent, whose functions include disbursing dividends and other distributions.

BISYS Fund Services Ohio, Inc. ("BISYS") acts as Administrator for each of the Funds. As compensation for its administrative and accounting services, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.15% of Funds average daily net assets for the first $600,000,000, 0.13% for $600,000,000 to $800,000,000, and 0.11% over
$800,000,000 subject to an aggregate minimum fee of $270,000 of all Funds. SEI Investments Global Funds Services, the Funds former Administrator, charged 0.20%

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

of the Funds daily net assets from April 1, 2003 through September 30, 2003.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These voluntary waivers may be terminated at any time. The Advisers and the Administrators may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield and total return of that Fund to be higher than it would be in the absence of such reductions.

BISYS Fund Services, Limited Partnership (the "Distributor") acts as Distributor for each of the Funds pursuant to a Distribution Agreement with the Company.

The Company has adopted an Administrative Services Plan for the Institutional Class pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain administerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of that Fund. Effective November 1, 1996, the Company entered into an agreement under the Administrative Services Plan with FNB at an annual rate of 0.10% of the average daily net assets serviced for each of the Short/Intermediate Bond, Income, Nebraska Tax-Free, Balanced, Core Equity, Small Company, and International Equity Funds. FNB has voluntarily agreed to waive 0.05% of each Fund's fee, with the exception of the International Equity Fund. This voluntary agreement may discontinue at any time.

4. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds of the year ended March 31, 2004 were as follows:

                                                                      PURCHASES              SALES
-----------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund                                         $ 55,207,903         $44,751,491
------------------------------------------------------------
Income Fund                                                           108,807,593          85,209,626
------------------------------------------------------------
Nebraska Tax-Free Fund                                                  7,607,662          18,643,652
------------------------------------------------------------
Colorado Tax-Free Fund                                                  2,149,409           2,588,747
------------------------------------------------------------
Balanced Fund                                                          23,458,117          15,232,275
------------------------------------------------------------
Core Equity Fund                                                        9,512,830          15,376,619
------------------------------------------------------------
Growth Opportunities Fund                                              39,854,014          32,441,123
------------------------------------------------------------
Small Company Fund                                                      6,719,644           4,734,719
------------------------------------------------------------
International Equity Fund                                              23,259,649          17,623,468
------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2004


5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in each series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

                                                              SHORT/INTERMEDIATE                  INCOME
                                                                   BOND FUND                       FUND
                                                          ---------------------------   --------------------------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                              2004           2003           2004          2003
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS INSTITUTIONAL CLASS:
  Issued                                                     2,558,027      1,566,383(b)    3,922,055    1,664,630
-------------------------------------------------------
  Reinvested                                                   103,798        101,725        107,798        11,681
-------------------------------------------------------
  Redeemed                                                  (1,603,433)    (1,086,815)    (1,986,916)     (891,954)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net increase                                                 1,058,392        581,293      2,042,937       784,357
-------------------------------------------------------   ------------   ------------   ------------   -----------
SHARE TRANSACTIONS CLASS A (A):
  Issued                                                            --             --             --         3,836
-------------------------------------------------------
  Reinvested                                                        --             --             --           129
-------------------------------------------------------
  Redeemed                                                          --             --             --        (4,078)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net decrease                                                        --             --             --          (113)
-------------------------------------------------------   ------------   ------------   ------------   -----------
SHARE TRANSACTIONS CLASS B (A):
  Issued                                                            --             --             --         4,448
-------------------------------------------------------
  Reinvested                                                        --             --             --           197
-------------------------------------------------------
  Redeemed                                                          --             --             --        (7,744)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net decrease                                                        --             --             --        (3,099)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net increase from share transactions                         1,058,392        581,293      2,042,937       781,145
-------------------------------------------------------   ============   ============   ============   ===========
------------------------------------------------------------------------------------------------------------------


(a) Class A and Class B shares were fully liquidated on December 30, 2002.


(b) Includes in-kind purchase (see Note 8 in the Notes to Financial Statements).

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------


                                                                   NEBRASKA                      COLORADO
                                                                 TAX-FREE FUND                TAX-FREE FUND
                                                          ---------------------------   --------------------------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                              2004           2003           2004          2003
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS INSTITUTIONAL CLASS:
-------------------------------------------------------
  Issued                                                       490,120        767,492        356,422       515,437
-------------------------------------------------------
  Reinvested                                                     6,993          7,645          3,729         1,619
-------------------------------------------------------
  Redeemed                                                  (1,567,349)    (1,673,442)      (358,086)     (563,177)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net increase (decrease)                                     (1,070,236)      (898,305)         2,065       (46,121)
-------------------------------------------------------   ------------   ------------   ------------   -----------
SHARE TRANSACTIONS CLASS A (A):
-------------------------------------------------------
  Issued                                                            --        142,550             --            --
-------------------------------------------------------
  Reinvested                                                        --          8,504             --             3
-------------------------------------------------------
  Redeemed                                                          --       (546,364)            --          (113)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net decrease                                                        --       (395,310)            --          (110)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net increase (decrease) from share transactions             (1,070,236)    (1,293,615)         2,065       (46,231)
-------------------------------------------------------   ============   ============   ============   ===========
------------------------------------------------------------------------------------------------------------------


(a) Class A shares were fully liquidated on December 30, 2002.

                                                                   BALANCED                    CORE EQUITY
                                                                     FUND                          FUND
                                                          ---------------------------   --------------------------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                              2004           2003           2004          2003
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS INSTITUTIONAL CLASS:
  Issued                                                     1,531,675        660,296      1,385,711     1,065,801
-------------------------------------------------------
  Reinvested                                                    15,370         17,631         50,677        96,426
-------------------------------------------------------
  Redeemed                                                    (625,092)      (655,215)    (2,220,632)   (1,895,946)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net increase (decrease)                                        921,953         22,712       (784,244)     (733,719)
-------------------------------------------------------   ------------   ------------   ------------   -----------
SHARE TRANSACTIONS CLASS A (A):
  Issued                                                            --             --             --         1,364
-------------------------------------------------------
  Reinvested                                                        --             --             --            68
-------------------------------------------------------
  Redeemed                                                          --             --             --        (4,935)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net decrease                                                        --             --             --        (3,503)
-------------------------------------------------------   ------------   ------------   ------------   -----------
SHARE TRANSACTIONS CLASS B (A):
  Issued                                                            --             --             --         5,827
-------------------------------------------------------
  Reinvested                                                        --             --             --            96
-------------------------------------------------------
  Redeemed                                                          --             --             --       (10,383)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net decrease                                                        --             --             --        (4,460)
-------------------------------------------------------   ------------   ------------   ------------   -----------
Net increase (decrease) from share transactions                921,953         22,712       (784,244)     (741,682)
-------------------------------------------------------   ============   ============   ============   ===========
------------------------------------------------------------------------------------------------------------------

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2004


                                                              GROWTH OPPORTUNITIES             SMALL COMPANY
                                                                      FUND                         FUND
                                                           ---------------------------   -------------------------
                                                            YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                                                               2004           2003          2004          2003
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS INSTITUTIONAL CLASS:
  Issued                                                      1,482,704      1,468,505       713,588       949,556
--------------------------------------------------------
  Reinvested                                                        238             --         6,245         5,945
--------------------------------------------------------
  Redeemed                                                     (851,747)    (1,109,785)     (436,153)     (339,311)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Net increase                                                    631,195        358,720       283,680       616,190
--------------------------------------------------------   ------------   ------------   -----------   -----------
SHARE TRANSACTIONS CLASS A (A):
  Issued                                                             --          1,467            --         4,673
--------------------------------------------------------
  Reinvested                                                         --             --            --            26
--------------------------------------------------------
  Redeemed                                                           --         (5,182)           --       (11,950)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Net decrease                                                         --         (3,715)           --        (7,251)
--------------------------------------------------------   ------------   ------------   -----------   -----------
SHARE TRANSACTIONS CLASS B (A):
  Issued                                                             --          1,199            --         3,977
--------------------------------------------------------
  Redeemed                                                           --        (10,091)           --       (12,201)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Net decrease                                                         --         (8,892)           --        (8,224)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Net increase from share transactions                            631,195        346,113       283,680       600,715
--------------------------------------------------------   ============   ============   ===========   ===========
------------------------------------------------------------------------------------------------------------------


(a) Class A and Class B shares were fully liquidated on December 30, 2002.

                                                                      INTERNATIONAL
                                                                       EQUITY FUND
                                                               ----------------------------
                                                                YEAR ENDED    PERIOD ENDED
                                                                MARCH 31,       MARCH 31,
                                                                   2004          2003(B)
-------------------------------------------------------------------------------------------
SHARE TRANSACTIONS INSTITUTIONAL CLASS:
  Issued                                                            895,990      1,601,395
------------------------------------------------------------
  Redeemed                                                         (348,910)       (56,155)
------------------------------------------------------------   ------------    -----------
Net increase                                                        547,080      1,545,240
------------------------------------------------------------   ------------    -----------
Net increase from share transactions                                547,080      1,545,240
------------------------------------------------------------   ============    ===========
-------------------------------------------------------------------------------------------

 (b)
   Commenced operations on May 30, 2002.

6. Distribution and Federal Income Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with the Federal Income Tax regulations that may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent and they are charged or credited to paid in capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

As of March 31, 2004, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                                                            UNDISTRIBUTED
                                                                                             NET REALIZED
                                                                     UNDISTRIBUTED          GAINS/(LOSSES)
                                                                     (DISTRIBUTIONS         ON INVESTMENTS
                                                                     IN EXCESS OF)           AND FOREIGN
                                                                     NET INVESTMENT            CURRENCY
                                                                         INCOME              TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund                                           $  709,319            $  (709,315)
------------------------------------------------------------
Income Fund                                                             1,423,282             (1,423,282)
------------------------------------------------------------
Nebraska Tax-Free Fund                                                       (250)                   250
------------------------------------------------------------
Colorado Tax-Free Fund                                                     (2,725)                 2,725
------------------------------------------------------------
Balanced Fund                                                                  --                     --
------------------------------------------------------------
Core Equity Fund                                                            4,904                 44,668
------------------------------------------------------------
Growth Opportunities Fund                                                 271,597                     --
------------------------------------------------------------
Small Company Fund                                                          3,709                 (3,909)
------------------------------------------------------------
International Equity Fund                                                  35,468                (35,468)
------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

The tax character of dividends and distributions paid during the years ended March 31, 2004 and 2003 were as follows:

                                               DISTRIBUTIONS
                                                 PAID FROM
                               ---------------------------------------------
                                                            NET LONG TERM
                                   ORDINARY INCOME          CAPITAL GAINS      TAX-EXEMPT DISTRIBUTIONS    RETURN OF CAPITAL
                               -----------------------   -------------------   -------------------------   -----------------
                                  2004         2003        2004       2003        2004          2003        2004      2003
----------------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund   $2,848,256   $2,491,996   $     --   $     --   $       --    $       --    $    --   $    --
----------------------------
Income Fund                     4,047,098    3,840,830    253,874     77,203           --            --         --        --
----------------------------
Nebraska Tax-Free Fund             26,897      152,179    360,478    701,079    3,254,735     3,760,233         --        --
----------------------------
Colorado Tax-Free Fund              6,120          252    135,941    120,090      543,433       567,247         --        --
----------------------------
Balanced Fund                     171,084      164,986         --         --           --            --
----------------------------
Core Equity Fund                1,056,406    1,147,016         --    766,341           --            --     49,572    26,634
----------------------------
Growth Opportunities Fund           6,794           --         --         --           --            --         --        --
----------------------------
Small Company Fund                157,340      138,226      9,264         --           --            --         --       530
----------------------------
International Equity Fund          75,769           --         --         --           --            --         --        --
----------------------------
----------------------------------------------------------------------------------------------------------------------------


                               TOTAL DISTRIBUTIONS PAID*
                               -------------------------
                                  2004          2003
-----------------------------  -------------------------
Short/Intermediate Bond Fund   $2,848,256    $2,491,996
----------------------------
Income Fund                     4,300,972     3,918,033
----------------------------
Nebraska Tax-Free Fund          3,642,110     4,613,491
----------------------------
Colorado Tax-Free Fund            685,494       687,589
----------------------------
Balanced Fund                     171,084       164,986
----------------------------
Core Equity Fund                1,105,978     1,939,991
----------------------------
Growth Opportunities Fund           6,794            --
----------------------------
Small Company Fund                166,604       138,756
----------------------------
International Equity Fund          75,769            --
----------------------------
------------------------------------------------------------------------------------------

* Total distributions paid may differ from the Statement of Changes because distributions are recognized when actually paid for tax purposes.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2004

As of March 31, 2004, the components of Accumulated Earnings (Deficit) on a tax basis were as follows:

                                UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED                             ACCUMULATED
                                 TAX-EXEMPT       ORDINARY        LONG-TERM     ACCUMULATED   DIVIDENDS   CAPITAL AND
                                   INCOME          INCOME       CAPITAL GAINS    EARNINGS      PAYABLE    OTHER LOSSES
----------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund      $     --        $234,048        $     --       $234,048     $(234,142)  $  (672,608)
-----------------------------
Income Fund                             --         326,410              --        326,410      (326,090)     (574,424)
-----------------------------
Nebraska Tax-Free Fund             249,640              --         457,664        707,304      (249,890)           --
-----------------------------
Colorado Tax-Free Fund              43,757              --          47,383         91,140       (45,145)           --
-----------------------------
Balanced Fund                           --           5,231              --          5,231            --    (2,198,207)
-----------------------------
Core Equity Fund                        --              --              --             --            --    (1,195,025)
-----------------------------
Growth Opportunities Fund               --              --              --             --            --    (1,883,348)
-----------------------------
Small Company Fund                      --              --         306,038        306,038            --            --
-----------------------------
International Equity Fund               --         498,033         351,615        849,648            --            --
-----------------------------
----------------------------------------------------------------------------------------------------------------------

                                  UNREALIZED           TOTAL
                                APPRECIATION/       ACCUMULATED
                                (DEPRECIATION)   EARNINGS/(DEFICIT)
------------------------------  -----------------------------------
Short/Intermediate Bond Fund     $ 1,471,181        $   798,479
-----------------------------
Income Fund                        2,645,500          2,071,396
-----------------------------
Nebraska Tax-Free Fund             4,795,080          5,252,494
-----------------------------
Colorado Tax-Free Fund             1,090,780          1,136,775
-----------------------------
Balanced Fund                      4,345,895          2,152,919
-----------------------------
Core Equity Fund                  29,993,186         28,798,161
-----------------------------
Growth Opportunities Fund         20,421,266         18,537,918
-----------------------------
Small Company Fund                 9,300,399          9,606,437
-----------------------------
International Equity Fund          3,947,777          4,797,425
-----------------------------
-------------------------------------------------------------------------------------------------------

Under certain tax law, certain capital losses realized after October 31, and within the Fund's taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the period ended March 31, 2004 the following Funds deferred to April 1, 2004 post October capital losses of:

                                       POST-OCTOBER
                                          LOSSES
                                       ------------
Short/Intermediate Bond Fund........     $223,014
Income Fund.........................      116,981
Growth Opportunities Fund...........       69,054

As of March 31, 2004, the following Funds had net capital loss carryforwards, which ware available to offset future realized gains throughout the indicated expiration dates. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

                                  2008        2009         2010         2011        2012       TOTAL
-------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund    $     --   $       --   $       --   $  449,594   $     --   $  449,594
-----------------------------
Income Fund                           --           --      316,978           --    140,465      457,443
-----------------------------
Balanced Fund                         --    1,681,147      111,228      405,832         --    2,198,207
-----------------------------
Core Equity Fund                      --           --           --    1,066,255    128,770    1,195,025
-----------------------------
Growth Opportunities Fund        181,503           --    1,442,350           --    190,441    1,814,294
-----------------------------
-------------------------------------------------------------------------------------------------------

7. Concentration of Credit Risk

The Nebraska Tax-Free and Colorado Tax-Free each concentrate their investments in a single state and therefore have more credit risk related to the economic conditions of that state than a Fund with broader geographical diversification.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low marker capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

8. In-Kind Transfer

On October 22, 2002, the Short/Intermediate Bond Fund issued 62,458 shares of beneficial interest in exchange for assets in the amount of $619,582. These securities were transferred at their current market value on that date.

9. Fund Merger
The Board of Directors and Shareholders of the First Focus Funds approved a tax-free reorganization of the Bond Fund into the Income Fund, which took place at the close of business on August 29, 2003. Under the reorganization, the Bond Fund transferred $30,061,921 for 3,027,244 shares of the Income Fund at an exchange ratio of 1.029.

The value of the Bond Fund on August 29, 2003 was $30,061,921. The Value of the Income Fund on August 29, 2003 was $68,265,125. Upon the reorganization of the Bond Fund and the Income Fund on August 29, 2003, the value of the Income Fund combined with the Bond Fund was $98,327,046.

10. Other Federal Income Tax Information (Unaudited)

For the year ended March 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the year ended March 31, 2004, the following Funds paid qualified dividend income of:

                                        QUALIFIED
                                     DIVIDEND INCOME
                                     ---------------
Balanced Fund.....................     $   71,410
Core Equity Fund..................      1,105,978
Small Company Fund................        164,214
International Equity Fund.........        120,344

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax per outstanding share on March 31, 2004 are as follows:

                                   FOREIGN   FOREIGN
                                   SOURCE      TAX
                                   INCOME    EXPENSE
                                   -------   -------
International Equity Fund........   $0.08     $0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2003. These shareholders will receive more detailed information along with their 2004 Form 1099-DIV.

The Funds designate the following percentage of distributions eligible for the dividends received deduction for corporations:

                                           AMOUNT
                                           ------
Balanced Fund...........................     42%
Core Equity Fund........................    100
Small Company Fund......................    100

11. Proxy Voting Policy (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-662-4203 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------


DIRECTORS AND OFFICERS OF FIRST FOCUS FUNDS, INC.

                         POSITION(S)  LENGTH OF
                          HELD WITH     TIME
NAME, ADDRESS, AND AGE   THE COMPANY   SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*

HARRY A. KOCH, JR.        Director     Since     President and Treasurer, The Harry A. Koch Co.,
P.O. Box 6215                           1994     insurance agents and brokers (1958 - present)
Omaha, NE 68106
Age: 74

INDEPENDENT DIRECTORS

DAVID P. GREER            President    Since     Trust Officer, First National Bank
3623 S. 107th Avenue         and        1994     (1987 - 1994);
Circle                    Director               presently retired
Omaha, NE 68124
Age: 74

JOSEPH CAGGIANO           Director     Since     Vice Chairman (1967 - 1993), Chief Financial
9731 Fieldcrest Drive                   1994     Officer (1967 - 1991) and Vice-Chairman Emeritus
Omaha, NE 68114                                  (1993 - present) of Bozell Jacobs
Age: 78

ROBERT A. REED            Director     Since     President and Chief Executive Officer,
2600 Dodge Street                       1994     Physicians Mutual Insurance Company and
Omaha, NE 68131                                  Physicians Life Insurance Company
Age: 64                                          (1974 - present)

GARY WITT                 Director     Since     President and Shareholder, Lutz & Company, P.C.,
11837 Miracle Hills                     1997     Certified Public Accountants (1987 - present)
Drive
Suite 100
Omaha, NE 68154
Age: 52

OTHER EXECUTIVE OFFICERS

MICHAEL A. GRUNEWALD        Vice       Since     Director of Client Services, BISYS Fund Services
Age: 33                   President   October,   (1997 - present)
                                        2003

TRENT M. STATCZAR         Treasurer    Since     Director of Financial Services, BISYS Fund
Age: 32                               October,   Services
                                        2003     (1993 - present)

THOMAS J. REYES           Secretary    Since     Counsel, BISYS Fund Services (August
Age: 41                               October,   2003 - present); Associate, Sutherland Asbill &
                                        2003     Brennan LLP (2000 -  2003); Legal Product
                                                 Manager, Fidelity Investments (1998 - 2000)

ALAINA V. METZ            Assistant    Since     Chief Administrative Officer, Blue Sky
Age: 36                   Secretary   October,   Compliance, BISYS Fund Services (1995 - present)
                                        2003

---------------------
 * As defined in the 1940 Act. Mr. Koch is an interested Director because he owns, directly or indirectly, stock in First National of Nebraska, Inc., the parent of First National Bank of Omaha.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of First Focus Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of First Focus Funds, Inc. -- Short/Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Colorado Tax-Free Fund, Balanced Fund, Core Equity Fund, Growth Opportunities Fund, Small Company Fund, and International Equity Fund (the Funds), including the schedules of portfolio investments, as of March 31, 2004, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodians and brokers or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2004, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Omaha, Nebraska
May 17, 2004

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

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

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

INVESTMENT ADVISER
   FNB Fund Advisers
   First National Bank
   1620 Dodge Street, Stop 1075
   Omaha, Nebraska 68197

   FNC Fund Advisers
   First National Bank
   P.O. Box 555
   Fort Collins, Colorado 80522

INVESTMENT SUB-ADVISER
   (INTERNATIONAL EQUITY FUND ONLY)
   KBC Asset Management International Ltd.
   Joshua Dawson House
   Dawson Street
   Dublin 2, Ireland

CUSTODIAN
   First National Bank
   1620 Dodge Street, Stop 1075
   Omaha, Nebraska 68197

   The Northern Trust Company
   (International Equity Fund only)
   50 South LaSalle Street
   Chicago, Illinois 60675

ADMINISTRATOR & DISTRIBUTOR
   Bisys Fund Services
   3435 Stelzer Road
   Columbus, Ohio 43219

LEGAL COUNSEL
   Cline, Williams, Wright, Johnson & Oldfather
   1900 US Bank Building
   233 South 13th Street
   Lincoln, NE 68508-2095

AUDITORS
   KPMG LLP
   Two Central Park Plaza, Suite 1501
   Omaha, Nebraska 68102

This report has been prepared for the general information of First Focus Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds prospectus. The prospectus contains more complete information about First Focus Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

FOR MORE INFORMATION
   call 1-800-662-4203
   or write to:
   First Focus Funds Service Center
   P.O. Box 219022
   Kansas City, Missouri 64121-9022

                                   FIRST FOCUS
                                      FUNDS
                            VALUE. STABILITY. SERVICE.               FFF-AR-0304
                                                                           05/04

ITEM 2. CODE OF ETHICS.

   Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

   THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (A)(1).

   The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph
   (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

   If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

   DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

            (i) Has at least one audit committee financial expert serving on its audit committee; or

            (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

            (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

            (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS NO AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) NOT APPLICABLE.

3(a)(3) THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN "AUDIT COMMITTEE FINANCIAL EXPERT" (AS SUCH TERM HAS BEEN DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN REGULATIONS IMPLEMENTED SECTION 407 OF THE SARBANES-OXLEY ACT OF 2002 (THE "REGULATIONS")) SERVING ON ITS AUDIT COMMITTEE. THE REGISTRANT'S BOARD BELIEVES THAT, NOTWITHSTANDING THE ABSENCE OF ANY ONE PERSON MEETING ALL REQUIRED ELEMENTS OF THE DEFINITION OF "AUDIT COMMITTEE FINANCIAL EXPERT", THE REGISTRANT'S AUDIT COMMITTEE COLLECTIVELY POSSESSES THE KNOWLEDGE AND EXPERIENCE NECESSARY TO EXECUTE ALL OF THE AUDIT COMMITTEE'S FUNCTIONS, DUTIES AND POWERS. ALL MEMBERS OF THE REGISTRANT'S AUDIT COMMITTEE ARE "INDEPENDENT" (AS DEFINED BY THE REGULATIONS).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

                    2003  $84,810
                    2004  $99,972

      (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                    2003  $26,730
                    2004  $37,330


       Fees Comprised of:

                    2003 - 17f2 counts       $26,730
                    2004 - consent on n-14   $10,450
                    2004 - 17f2 counts       $26,880

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

               2003  $22,000
               2004  $25,350

               Fees comprised of:

               2003 - Federal Income and Nebraska tax return reviews $13,500 2003 - Distribution calculation reviews and federal excise tax return review $8,500
               2004 - Final tax return review - US Gov't MMF $1,350
               2004 - Federal Income and Nebraska tax return reviews $15,000 2004 - Distribution calculation reviews and federal excise tax return review $9,000

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

               2003   $0
               2004   $0

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.



                      PRE-APPROVAL POLICIES AND PROCEDURES

                                     FOR THE

                                 AUDIT COMMITTEE

                                       OF

                             FIRST FOCUS FUNDS, INC.

                              (AS OF MAY 24, 2004)

         The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules adopted thereunder by the Securities and Exchange Commission ("SEC') (the "SEC Rules") require that the Audit Committee of the First Focus Funds, Inc. (the "Funds") pre-approve all audit services and non-audit services provided to the Funds by the Funds' independent accountant (the "Auditor"), as well as non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the Funds' investment adviser that provide ongoing services to the Funds (the "Service Affiliates") if the services directly impact the Funds' operations and financial reporting.

         The following policies and procedures govern the ways in which the Funds' Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates; nor do these policies and procedures apply to services that an audit firm other than the Auditor provides to these entities.

         These policies and procedures comply with the requirements of the Sarbanes-Oxley Act and the SEC Rules for pre-approval, but also provide a mechanism by which the Funds' investment management personnel ("Fund Management") may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

A.       GENERAL

1. The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds' operations and financial reporting.

B.       PRE-APPROVAL OF AUDIT SERVICES TO THE FUNDS

1. The Audit Committee shall approve the engagement of an auditor to certify the Funds' financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member (see Section C.3, below). In approving the Engagement, the Audit Committee shall obtain, review, and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive.

2. The Audit Committee shall report to the Board of Directors of the Funds (the "Board") regarding the Audit Committee's approval of the Engagement and of the proposed fees for the Engagement, and the basis for this approval. See Exhibit I.

3. Unless otherwise permitted in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Funds' Board who are not interested persons of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the "Independent Directors").

C. PRE-APPROVAL OF NON-AUDIT SERVICES TO THE FUNDS AND TO SERVICE AFFILIATES -- ON A PROJECT-BY-PROJECT BASIS

1. The Audit Committee may pre-approve non-audit services to the Funds and the Funds' Service Affiliates on a project-by-project basis pursuant to this Section C.

2. Fund Management, in consultation with the Auditor, may submit either to the Audit Committee or to the Designated Member, as provided in this Section C, for the respective consideration and action by the Audit Committee or the Designated Member, a pre-approval request that identifies one or more non-audit service projects. The pre-approval request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. See Exhibit II.

3. The Audit Committee, from time to time, shall designate one or more of the members of the Audit Committee who are Independent Directors (each a "Designated Member") to consider, on the Audit Committee's behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Audit Committee. Unless designated otherwise by the Audit Committee, the Designated Member shall be the Audit Committee Chairman. The Designated Member also shall review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved by the Audit Committee. Fund management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4. The Designated Member will review the requested non-audit services or proposed material change in these services and will either:

         a. pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

         b. refer such matter to the full Audit Committee for the Audit Committee's consideration and action.

         In considering any requested non-audit services or proposed material change in these services, the Designated Member shall take into account the following factors and parameters of delegated authority:

         I. Pre-Approved Non-Audit Services to Be Provided in Regard to New Investment Product Offerings:

                  a. Accounting-related services to review United States generally accepted accounting principles ("GAAP") treatment of the Fund product and securities held by the Fund product.

                  b. Services related to the valuation of Fund product and pricing considerations of any specific types of securities held by the Fund product.

                  c. Services related to: (1) the tax treatment of the Fund product itself and any specific security tax issues; and (2) any shareholder tax considerations.

                  d. Services related to regulatory issues and special filing requirements, including reporting to, and oversight review by, various Federal and state regulatory authorities and agencies, including, but not limited to the SEC, the National Association of Securities Dealers, Inc., the Commodity Futures Trading Commission, the National Futures Association, and state securities, commodities, and other self-regulatory authorities.

                  e. Services related to the review of compliance of the Fund product and securities held by Fund product with Fund product documents, regulators, tax, and accounting requirements.

         II. Pre-Approved Non-Audit Services to Be Provided in Regard to Existing Funds:

                  a. Accounting-related services regarding the Funds or specific securities held by the Funds.

                  b. Services related to valuations issues regarding the Funds or specific securities held by Funds.

                  c. Services related to tax issues of the Funds or specific securities held by the Funds, including, but not limited to tax distributions, tax return review and/or preparation, and shareholder considerations.

                  d.       Services related to regulatory reporting.

                  e. Services related to mergers of any Funds within the Fund complex or with another set of funds (including the services identified in Items II.a - II.d, immediately above).

                  f. Services related to Form N-14 registration statement SEC filing requirements (which Form N-14 generally would be approved by the Board of Directors following an appropriate presentation in regard to the Fund merger).

                  g. Services related to the review of compliance of the Funds and securities held by the Funds with Fund documents, regulators, tax, and accounting requirements.


5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section C shall constitute authorization for the Fund Management or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at the Audit Committee's next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, then the matter may be presented to the full Audit Committee for the Audit Committee's consideration and action. See Exhibit II.

D.       AMENDMENT; ANNUAL REVIEW

1.       The Audit Committee may amend these procedures from time to time.

2.       These procedures shall be reviewed annually by the Audit Committee.

E.       RECORDKEEPING

1. The Funds shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material. The Funds may delegate such recordkeeping requirements to the Funds' administrator.

2. In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the SEC Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

3. A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to above in paragraphs 1 and 2 of this Section E shall be maintained and preserved for six (6) years from the end of the fiscal year in which the actions recorded were taken, for at least the first two (2) years in an easily accessible location.

F.       EXHIBITS

         The exhibits attached to these Procedures are examples of appropriate forms of detailed and precise schedules to be reported to the Audit Committee that describe those pre-approved audit services and non-audit services (and corresponding budgets or budgeted ranges of fees for those services) that may be provided to the Funds and to the Service Affiliates in accordance with these Procedures.

                                    EXHIBIT I

                      FORM OF REPORT TO THE AUDIT COMMITTEE
                         FOR PRE-APPROVED AUDIT SERVICES
                              PROVIDED TO THE FUNDS

     2004 KPMG AUDIT SERVICES
     ----------------------------------------------------------------------------------------
     DESCRIPTION OF SERVICES                         TYPE OF EXPENSE           ESTIMATED FEES
     ----------------------------------------------------------------------------------------
     First Focus Funds, Inc. Annual Audit - March    Fund Expense              $
     31, 2004

     First Focus Funds, Inc. Annual Tax Work -       Fund Expense              $
     March 31, 2004

     Includes review of Funds income and capital gain distributions and preparation of tax returns.

                                   EXHIBIT II

                      FORM OF REPORT TO THE AUDIT COMMITTEE
                       FOR PRE-APPROVED NON-AUDIT SERVICES
                 PROVIDED TO THE FUNDS AND TO SERVICE AFFILIATES
                        -- ON A PROJECT-BY-PROJECT BASIS

     2004 KPMG LLP NON-AUDIT SERVICES - PROJECT-BY-PROJECT
     ----------------------------------------------------------------------------------------
     DESCRIPTION OF SERVICES                    TYPE OF EXPENSE                ESTIMATED FEES
     ----------------------------------------------------------------------------------------

                                                                               $

                                                                               $

                                                                               $


          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

               2003   0%
               2004   0%

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

               2003   0%
               2004   0%

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

               2003   $48,730
               2004   $62,680

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE, NO SUCH SERVICES WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISOR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

      (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to
Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE, THE FUND DOES NOT HAVE THESE PROCEDURES.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      First Focus Funds, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*           /s/  Trent Statczar,  Treasurer
                         -------------------------------------------------------

Date      June 1, 2004
    -------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ David P. Greer, President
                         -------------------------------------------------------

Date       June 2, 2004
    -------------------------



* Print the name and title of each signing officer under his or her signature.